UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Western Uranium & Vanadium Corp.

(Name of Registrant as Specified in its Charter)

Not Applicable

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NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual General and Special Meeting (the “Meeting”) of Shareholders of Western Uranium & Vanadium Corp. (the “Company” or “Western”) will be held at the OTC Markets Group headquarters located at 300 Vesey Street, 12th Floor, New York, NY 10282 at 10:00 a.m. (local time), on Friday the 21st day of June, 2019, for the following purposes:

1.	to receive the audited annual consolidated financial statements of the Company for the fiscal period ended December 31, 2018, together with the report of the auditors (the “Financial Statements”);

2.	to increase the number of directors of the Company from three (3) to four (4);

3.	to elect the directors of the Company for the ensuing year;

4.	to re-appoint MNP LLP as the auditors of the Company for the ensuing year and to authorize the directors to fix their remuneration;

5.

to consider, and if deemed advisable, approve a special resolution authorizing an amendment to the Company’s Articles which would authorize the issuance of Class A of common shares that would be issuable in one or more series in the discretion of the Board of Directors of the Company, with the Board having the discretion to:

•	delineate the voting rights applicable to a series of Class A common shares prior to issue, provided that the voting rights attributed to the Class A common shares cannot be equal to or greater than those conferred on the common shares; and

•	delineate terms and conditions for the conversion of shares of a series of Class A common shares into common shares, provided that, for all series of Class A common shares, upon conversion the holder cannot receive more than one (1) common share for each Class A common share held;

provided further that except in respect of voting rights and convertibility into common shares, the Class A common shares would otherwise be equal in all respects to the common shares of the Company; and

6.	to transact such other business as may properly be brought before the Meeting or any adjournment or adjournments thereof.

Your vote is important. If you held shares in the Company on May 7, 2019, you are entitled to receive notice of and vote at this Meeting or any postponement or adjournment of it. This notice is accompanied by the Management Information Circular which describes who can vote, how to vote, and what the Meeting will cover. The Financial Statements have been filed under the Company’s profile on SEDAR at www.sedar.com in accordance with the Company’s continuous disclosure obligations and will be presented to shareholders at the Meeting.

As described in the “notice and access” notification mailed to shareholders of the Company, Western has opted to deliver its Meeting materials to shareholders by posting them on its website at www.western-uranium.com. The use of this alternative means of delivery is more environmentally friendly and more economical as it reduces the Company’s paper and printing use and the Company’s printing and mailing costs. The Meeting materials will be available on the Company’s website (www.western-uranium.com) on or about May 22, 2019 and will remain on the website for one full year. The Meeting materials will also be available under Western’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov.

Shareholders who wish to receive paper copies of the Meeting materials prior to the Meeting may request copies from Capital Transfer Agency Inc., the registrar and transfer agent for Western by calling 1-844-499-4482 or by sending an email to info@capitaltransferagency.com no later than June 11, 2019.

If you are not able to attend the Meeting, please vote by using the proxy form or voting instruction form included with the “notice and access” notification and return it according to the instructions provided before 10:00 a.m. (local time) in Toronto, Ontario on June 20, 2019.

DATED at Toronto, Ontario and Nucla, Colorado this ●th day of May, 2019.

BY ORDER OF THE BOARD

“George Glasier”

George Glasier, President and Chief Executive Officer

330 Bay Street, Suite 1400, Toronto, Ontario M5H 2S8

MANAGEMENT INFORMATION CIRCULAR

As of May ●, 2019

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

to be held on Friday, June 21, 2019

GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

This Management Information Circular (the “Circular”) is furnished in connection with the solicitation of proxies by and on behalf of the management (the “Management”) of Western Uranium & Vanadium Corp. (the “Company” or “Western”) for use at the Annual General and Special Meeting of shareholders of the Company (the “Shareholders”) to be held at the OTC Markets Group headquarters located at 300 Vesey Street, 12th Floor, New York, NY 10282 at 10:00 a.m. (local time), on Friday the 21stday of June, 2019 and at any adjournment thereof (the “Meeting”) for the purposes set out in the enclosed notice of meeting (the “Notice of Meeting”).

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally by the directors and/or officers of the Company. Registered shareholders of the Company and beneficial holders of the Company’s shares holding through intermediaries will be sent a notice and form of proxy for the Meeting in accordance with notice-and-access rules. Arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares (“Shares”) held of record by such certain persons and the Company may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Company.

The approximate date on which proxy materials are expected to be first sent or given to shareholders is May 22, 2019.

The record date for determining the Shareholders of the Company entitled to notice of, and to attend and vote their shares at, the Meeting is May 7, 2019 (the “Record Date”).

NOTICE-AND-ACCESS

National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), and National Instrument 51-102 – Continuous Disclosure Obligations, allow for the use of the notice-and-access system for the delivery to shareholders of certain materials, including the notice of meeting, management information circular, annual financial statements and management’s discussion and analysis (collectively, the “Meeting Materials”) by reporting issuers.

Under the notice-and-access system, reporting issuers are permitted to deliver the Meeting Materials by posting them on SEDAR at www.sedar.com as well as a website other than SEDAR and sending a notice package (the “Notice Package”) to shareholders that includes: (i) the relevant form of proxy or voting instruction form (or VIF); (ii) basic information about the meeting and the matters to be voted on; (iii) instructions on how to obtain a paper copy of the Meeting Materials; and (iv) a plain-language explanation of how the notice-and-access system operates and how the Meeting Materials can be accessed online.

As described in the notice-and-access notification mailing to the Shareholders, Western has elected to deliver its Meeting Materials to Beneficial Holders using the notice-and-access system. Therefore, the Notice Package will be sent via prepaid mail directly to the NOBOs and, indirectly, through intermediaries to the OBOs; Western is not assuming the cost of such delivery to OBOs. Registered Shareholders and those Beneficial Holders with existing instructions on their account to receive printed materials will receive a printed copy of the Meeting Materials with the Notice Package. Western is not using a procedure known as “stratification” in relation to its use of notice-and-access. Stratification occurs when a reporting issuer, while using notice-and-access, also provides a paper copy of the management information circular to some of its shareholders with the notice package. In relation to the Meeting, all Shareholders will receive the required documentation under the notice-and-access system, and will not include a paper copy of the Information Circular.

The Meeting Materials can be viewed online under Western’s profile at www.sedar.com and EDGAR at www.sec.gov or at Western’s website at http://www.western-uranium.com/. Shareholders may request paper copies of the Meeting Materials be sent to them by postal delivery at no cost. Requests for Meeting Materials may be made up to one year from the date the Information Circular was filed on SEDAR by emailing info@capitaltransferagency.com or by emailing the Company at rklein@western-uranium.com. Shareholders who wish to receive paper copies of the Meeting Materials prior to the meeting may request copies from Capital Transfer Agency Inc., the registrar and transfer agent for Western, by calling 1-844-499-4482 or by sending an email to info@capitaltransferagency.com no later than June 11, 2019.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed form of proxy are officers or directors of the Company (the “Management Designees”). A REGISTERED SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE COMPANY, TO REPRESENT HIM OR HER AT THE MEETING MAY DO SO by inserting such other person’s name in the blank space provided in the form of proxy and depositing the completed proxy with the Transfer Agent of the Company, Capital Transfer Agency Inc., 390 Bay Street, Suite 920, Toronto, Ontario M5H 2Y2. A proxy can be executed by the Shareholder or his attorney duly authorized in writing, or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized.

In addition to any other manner permitted by law, the proxy may be revoked before it is exercised by instrument in writing executed and delivered in the same manner as the proxy at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof at which the proxy is to be used or delivered to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof prior to the time of voting and upon either such occurrence, the proxy is revoked.

Please note that Shareholders who receive their Notice Package from Broadridge Investor Communication Solutions, Canada (“Broadridge”) must return the proxy forms, once voted, to Broadridge for the proxy to be dealt with.

DEPOSIT OF PROXY

By resolution of the Directors duly passed, ALL PROXIES TO BE USED AT THE MEETING MUST BE DEPOSITED WITH THE COMPANY’S TRANSFER AGENT, CAPITAL TRANSFER AGENCY INC., NO LATER THAN 10:00 A.M. (local time in Toronto, Ontario) ON THE BUSINESS DAY PRECEDING THE DAY OF THE MEETING, BEING THURSDAY, JUNE 20, 2019. An envelope for the return of completed proxies is also being sent to registered shareholders.

ADVICE TO BENEFICIAL SHAREHOLDERS

Only registered Shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, Shares owned by a person are registered either: (a) in the name of an intermediary (an “Intermediary”) that the non-registered holder deals with in respect of the Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant (a “Non-Registered Holder”). In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company is distributing the Meeting Materials to Shareholders by posting Meeting Materials on its website at www.western-uranium.com. The Meeting Materials will be available on the Company’s website on or about May 22, 2019 and will remain on the website for one full year. The Meeting materials will also be available under Western’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov. The Company will only be mailing the Notice Package in connection with the Meeting. Intermediaries are required to forward the Notice Package to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive it. Very often, Intermediaries will use service companies to forward the Notice Package to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive the Notice Package will either:

a)	be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the Non-Registered Holder but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

b)	be given a form of proxy which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “Voting Instruction Form”) which the Intermediary must follow. Typically the Non-Registered Holder will also be given a page of instructions which contains a removable label containing a bar code and other information. In order for the form of proxy to validly constitute a Voting Instruction Form, the Non-Registered Holder must remove the label from the instructions and affix it to the Voting Instruction Form, properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Shares they beneficially own at the Meeting. Should a Non-Registered Holder who receives either form of proxy wish to vote at the Meeting in person, the Non-Registered Holder should strike out the persons named in the form of proxy and insert the Non-Registered Holder’s name in the blank space provided. Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.

All references to shareholders in this Circular and the accompanying instrument of proxy and Notice of Meeting are to Shareholders of record unless specifically stated otherwise.

EXERCISE OF DISCRETION BY PROXIES

Shares represented by properly executed proxies in favour of the persons designated in the form of proxy will be voted on or withheld from voting in accordance with the instructions of the Shareholder on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to the matters identified in the proxy.

Shares represented by properly executed proxies in favour of the persons designated in the form of proxy, provided for voting at the meeting in the absence of any direction to the contrary, will be voted FOR the item of business as set out in the Notice of Meeting and as stated elsewhere in this Circular.

The form of proxy for the Meeting confers discretionary authority upon the persons named therein with respect to any amendment, variation or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. IF ANY SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS WHICH ARE NOT NOW KNOWN TO THE MANAGEMENT DESIGNEES SHOULD PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXIES HEREBY SOLICITED WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING SUCH PROXIES. As of the date of this Circular, Management of the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the accompanying Notice of Meeting.

EFFECTIVE DATE

The effective date of this Circular is May ●, 2019.

CURRENCY

Unless otherwise stated, all amounts expressed in this Circular are in United States Dollars.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each Shareholder of record will be entitled to one (1) vote for each Share held at the Meeting.

Shareholders of record of the Shares of the Company on the Record Date will be entitled either to attend the Meeting in person and vote Shares held by them at that Meeting or, provided an appropriately completed and executed proxy shall have been delivered to the Company as described herein, to attend and vote their Shares at the Meeting. However, if a holder of Shares of the Company has transferred any Shares after the Record Date and the transferee of such Shares establishes ownership thereof and makes a written demand, not later than ten (10) days before the Meeting, to be included in the list of Shareholders entitled to vote at the Meeting, the transferee will be entitled to vote such Shares.

As of the Record Date, the authorized capital of the Company consisted of an unlimited number of common shares, of which 29,891,469 Shares were issued and outstanding as fully paid and non-assessable.

Holders of 10% or more of the Company’s Shares

To the knowledge of the directors and executive officers of the Company, the only persons or companies that beneficially own, or control or direct, Shares carrying 10% or more of the voting rights attached to all outstanding Shares of the Company as at the Record Date are:

Name of Shareholder	Number of Shares Held	Percentage of issued and outstanding Shares(1)
George Glasier	4,783,333	16.0%

Notes:

(1) Based on 29,891,469 Shares of the Company outstanding as at the Record Date.

Holders of 5% or more of the Company’s Shares

The following table sets forth information with respect to the beneficial ownership of Shares as of May ●, 2019 by:

●	each person, or group of affiliated persons, known to the Company to beneficially own more than 5% of its outstanding Shares;

●	each of the Company’s directors and executive officers; and

●	all of the Company’s directors and executive officers as a group.

The amounts and percentages of Shares beneficially owned are reported on the basis of regulations of the U.S. Securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities. The information relating to the Company’s 5% beneficial owners is based on information the Company received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise set forth in the footnotes to the table below, the address of persons listed below is c/o Western Uranium & Vanadium Corp., 330 Bay Street, Suite 1400, Toronto, Ontario, Canada M5H 2S8. Unless otherwise indicated in the footnotes, each of the beneficial owners listed has, to the Company’s knowledge, sole voting and investment power with respect to the indicated securities.

Name of Beneficial Owner	Number of Securities(6)	Percentage of Outstanding Common Shares on a Partially Diluted Basis(1)

5% or Greater Shareholders
George Glasier(2)	5,133,333	16.97%

Directors and Named Executive Officers
George Glasier(2)	5,133,333	16.97%
Bryan Murphy(3)	350,000	1.16%
Andrew Wilder(4)	600,000	1.97%
Robert Klein(5)	570,000	1.87%

All current executive officers and directors as a group (4 persons)	6,653,333	20.96%

Notes:

(1)	Based on 29,891,469 Shares outstanding on May 7, 2019 and, with respect to each individual holder, rights to acquire Shares exercisable within 60 days of May 7, 2019.

(2)	Consists of 4,783,333 Shares and 350,000 Shares issuable upon the exercise of stock options.

(3)	Consists of 350,000 Shares issuable upon the exercise of stock options held by Mr. Murphy.

(4)	Consists of 600,000 Shares issuable upon the exercise of stock options held by Mr. Wilder.

(5)	Consists of 20,000 Shares and 550,00 Shares issuable upon the exercise of a stock options held by Mr. Klein.

(6)	Information obtained from the insider reports available under the Company’s profile on SEDI at www.sedi.ca.

FINANCIAL STATEMENTS

The audited consolidated financial statements of the Company for the financial year ended December 31, 2018 and the report of the auditor there on will be placed before Shareholders at the Meeting for their consideration. No formal action is expected to be taken at the Meeting to approve the financial statements. If any Shareholder has questions regarding such financial statements, such questions may be brought to the Management of the Company.

The audited consolidated financial statements of the Company as of and for the years ended December 31, 2018 and 2017 are appended to this Information Circular at Schedule “E”. The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the same periods is appended at Schedule “D”.

VOTES NECESSARY TO PASS RESOLUTIONS

The resolutions proposed in this Circular to increase the number of directors from three (3) to four (4) (discussed herein under Matter #1) and to amend the articles of incorporation, as amended, of the Company to create a new Class A of common shares (discussed herein under Matter #4) must be passed by holders of not less than two-thirds of the votes of shareholders properly cast at the Meeting, whether in person, by proxy or otherwise (a “Special Resolution”). A simple majority of affirmative votes cast at the Meeting is required to pass the other resolutions described herein. If there are more nominees for election as directors than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled. If the number of nominees for election is equal to the number of vacancies to be filled, all such nominees who receive a simple majority of affirmative votes cast at the Meeting will be declared elected by acclamation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or executive officers of the Corporation since the commencement of the Company’s last completed financial year, and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting except as disclosed herein.

MATTER #1 – INCREASE OF THE NUMBER OF DIRECTORS

The articles of incorporation of the Company provide that the Board shall consist of not less than three (3) and not more than ten (10) directors. The Company currently has three (3) directors.

At the Meeting, the shareholders will be asked to consider and approve a special resolution increasing the number of directors of the Company from three (3) to four (4), which is within the minimum and maximum number provided for in the articles of incorporation of the Company. In order to be passed, this resolution must receive the affirmative vote of at least 66 2/3 % of the shareholders of the Company present in person or represented by proxy at the Meeting.

Shareholders are therefore asked to pass the following special resolution increasing the number of directors of the Company from three (3) to four (4) (the “Board Increase Resolution”):

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1. the number of directors of the Company is hereby increased from three (3) to four (4); and

2. any officer of the Company be and is hereby authorized, for and on behalf of the Company, to execute and deliver such documents and instruments and to take such other actions as such officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such action.”

Unless proxy specifies that the Shares it represents are to be withheld from voting in favour of the Board Increase Resolution, the proxies named in the accompanying form of proxy intend to vote in favour of approval of the Board Increase Resolution.

MATTER #2-ELECTION OF DIRECTORS

The articles of incorporation, as amended, of the Company currently provide that the number of directors of the Company will be a minimum of three and a maximum of ten. The term of office of the current three directors expires at the Meeting. All of the current directors (namely, George E. Glasier, Bryan Murphy and Andrew Wilder) are nominated for election at the Meeting as Management’s nominees. Robert Klein has also been nominated for election at the Meeting as Management's fourth nominee.

The persons named in the accompanying proxy, if not expressly directed otherwise in such proxy, will vote the Shares in respect of which they have been appointed proxyholder in favour of the election of those persons listed below as nominees as directors. Each director elected will hold office until the close of the next annual meeting of shareholders of the Company following his election unless his office is earlier vacated in accordance with the by-laws of the Company. Management recommends that shareholders vote in favour of these nominees.

The Board expects Management to operate the business of the Company in a manner that enhances shareholder value and is consistent with the highest level of integrity. Management is expected to execute the Company’s business plan and to meet performance goals and objectives.

The following table sets out the name of each person proposed to be nominated by Management for election as a director, all other positions and offices with the Company and any significant affiliate now held by him, if any, his principal occupation or employment, the period or periods of service as a director of the Company and the approximate number of shares of the Company beneficially owned by him directly or indirectly, by, or subject to control or direction of, such person as of the date of this circular:

Name, Province/State of Residence, and Positions with the Company	Director since	Principal Occupation and Past Experience	Shares Beneficially Owned
George E. Glasier Colorado, USA Director, President & CEO, Member of the Audit Committee	November 2014	Cattle rancher. Previously Director, President, founder and CEO of Energy Fuels Inc.	4,783,333
Bryan Murphy Ontario, CAN Director, Chairman of the Board, Member of the Audit Committee	January 2018	Founder of Magellan Limited	Nil
Andrew Wilder New York, USA Director, Chairman of the Audit Committee	November 2014	CEO Cross River Group	Nil
Robert Klein New Jersey, USA Chief Financial Officer	Nominee	Chief Financial Officer and Vice President of Finance	20,000

Principal Occupation and Past Experience of Nominees

George E. L. Glasier, J.D., age 75, Director, President and Chief Executive Officer

Mr. Glasier has over 40 years experience in the uranium industry, with extensive experience in sales and marketing; project development and permitting uranium processing facilities. He was an Owner, Director and Vice President of Marketing at Energy Fuels Nuclear, the largest producer of uranium in the United States during the 1980’s. He is the Founder of Energy Fuels Inc. (formerly Volcanic Metals Exploration Inc.) and served as its Chief Executive Officer, President and Director from January 24, 2006 to March 31, 2010. At Energy Fuels, he was responsible for assembling a key management team, acquiring a portfolio of uranium projects, and leading the successful permitting process that culminated in the licensing of the Piñon Ridge Uranium Mill in Western Montrose County, Colorado. Mr. Glasier received his Juris Doctorate and Bachelor of Science/Business Administration from the University of Denver.

Bryan Murphy, age 50, Chairman, and Director

Mr. Murphy is Founder of Magellan Limited, an advisory firm focusing on providing strategic, M&A, and financial advisory services and currently serves as CFO and Head of Finance for Biome Renewables Inc., an early stage renewable energy innovation and industrial design company. Formerly, Mr. Murphy was Co-Founder and Managing Partner of Quest Partners, a boutique investment bank that focuses on the provision of M&A, corporate finance, and business strategy services. In these capacities, Mr. Murphy has developed extensive international experience and relationships advising high-growth businesses across North America, Europe, and the Middle East. In the prior dozen years, Mr. Murphy held senior management roles at Canadian Tire Corporation overseeing divisions and business lines. Additionally, Mr. Murphy was formerly a board member of Covenant House Toronto, one of Canada’s largest homeless youth agencies. Bryan has an Honours Bachelor of Arts in Business Administration majoring in Finance and an MBA with Distinction from the University of Western Ontario Richard Ivey School of Business.

Andrew Wilder, age 48, Director

Mr. Wilder is the founder and CEO of Cross River Group, an investment and business development firm focused on environmental infrastructure.  At Cross River, Mr. Wilder created multiple partnerships with project developers and technology companies, secured over $2bn in capital commitments for a variety of energy infrastructure projects, and co-founded Inventiv Capital Management, an infrastructure and private equity fund management business focused on promoting the UN’s Sustainable Development Goals.  Previously Mr. Wilder was CFO, COO and co-founder of North Sound Capital, a $3 billion peak AUM long/short equity hedge fund. He co-founded Columbus Avenue Consulting, an independent fund administration business with 90 clients and $7 billion AUA which was sold in 2012. Earlier in his career, Mr. Wilder was the Head of Operations for C. Blair Asset Management, a $500 million long/short equity hedge fund based in Greenwich, CT. Mr. Wilder began his career as Manager in Audit for Deloitte & Touche. Mr. Wilder holds the Chartered Accountant (Canada) designation and the CFA designation. He received a Masters in Business Administration from the University of Toronto and a Bachelor of Arts from the University of Western Ontario.

Robert Klein, age 53, Chief Financial Officer

Mr. Klein has served as the Company’s Chief Financial Officer since October 19, 2016. He is in charge of accounting and finance, and is closely involved in capital markets activities, corporate transactions, investor relations, public relations, and legal and compliance. Formerly, Mr. Klein served as Vice President-Finance and had leading roles in reporting, corporate transactions, and Western’s public listings on the CSE and OTCQX. Mr. Klein was formerly the Chief Operating Officer of Cross River Group and began his association with Western on an Operating Partner basis after the formation of Western’s predecessor company, Pinon Ridge Mining, LLC. Previously, Mr. Klein was a Managing Director at Analytical Research, an alternative investments research firm. He has a broad financial background derived from senior operating and investment roles with asset managers and through Exeter Analytics, a consulting firm he founded. Mr. Klein was formerly the CFO of Five Points Capital, a hedge fund spin-out from Soros Fund Management. After having begun his career in public accounting, Mr. Klein worked for Lehman Brothers, an investment bank, and William E. Simon & Sons, a merchant bank and private investment firm. Rob holds the Chartered Financial Analyst designation, received an M.B.A. from the Robert H. Smith School of Business at the University of Maryland and a B.S. in Accounting from George Mason University.

Family Relationships

There are no family relationships among the Company’s directors and executive officers.

Compliance with Section 16(a) of the U.S. Exchange Act

Based solely upon a review of Form 3 and 4 reports and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”) during the fiscal year ended December 31, 2018 and any Form 5 reports and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2018, as well as any written representation from a reporting person that no Form 5 is required, the Company is not aware that any officer, director or 10% or greater shareholder failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by Section 16(a) of the U.S. Exchange Act during the fiscal year ended December 31, 2018 except as follows: George Glasier filed late one Form 4 reporting one transaction; Robert Klein filed late one Form 4 reporting one transaction; Andrew Wilder filed late one Form 4 reporting one transaction; Bryan Murphy filed late one Form 4 reporting one transaction; and Russell Fryer and Baobab Asset Management LLC jointly filed late seven Forms 4 reporting eight transactions.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company, no nominee is, as at the date of this Circular, or has been in the last 10 years before the date of this Circular, a director, chief executive officer or chief financial officer of any company (including the Company) that, while that person was acting in that capacity,

(a)	was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)	was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

To the knowledge of the Company, no nominee:

(a)	is, as at the date of this Circular, or has been within the 10 years before the date of this Circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)	has, within 10 years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

Penalties or Sanctions

To the knowledge of the Company, none of the nominees has been subject to any penalties or sanctions imposed by a court relating to Canadian securities legislation or by a Canadian securities regulatory authority or have entered into a settlement agreement with a Canadian securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor making an investment decision.

Involvement of Officers and Directors in Certain Legal Proceedings

None of the Company’s officers or directors has filed for bankruptcy, been convicted in a criminal proceeding or been the subject of any order, judgment, or decree permanently, temporarily, or otherwise limiting activities (1) in connection with the sale or purchase of any security or commodity or in connection with any violation of U.S. federal or state securities laws or U.S. Federal commodities laws, (2) engaging in any type of business practice, or (3) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the U.S. Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity.

Election of Directors

At the Meeting, Shareholders of the Company will be asked to elect to the Company’s Board of Directors the four individuals nominated for election by Management (namely, George E. Glasier, Bryan Murphy, Andrew Wilder, and Robert Klein).

Unless a proxy specifies that the shares it represents are to be withheld from voting in favour of any of the candidates proposed above, the proxies named in the form of proxy intend to vote in favour of all the candidates proposed above.

MATTER #3-APPOINTMENT OF AUDITOR

Shareholders of the Company will be asked to approve the reappointment of MNP LLP of Toronto, Ontario as auditors of the Company to hold office until the next annual general meeting of the Company and will also propose that the Directors be authorized to fix the remuneration to be paid to the auditor. MNP LLP was first appointed as independent auditors of the Company at the July 18, 2014 shareholder meeting.

As this year’s Meeting is being held in New York rather than Toronto, a representative of Western’s auditors is not expected to be present, or to make any statement or respond to any questions, at the Meeting.

Unless a proxy specifies that the shares it represents are to be withheld from voting in favour of the appointment of MNP LLP as the auditor of the Company, the proxies named in the form of proxy intend to vote in favour of the appointment of MNP LLP as the auditor of the Company and the authorization of the Board to fix the remuneration paid to auditor.

MATTER #4-PROPOSAL TO CREATE A NEW CLASS A OF COMMON SHARES

At the Meeting, the shareholders of the Company will be asked to pass a special resolution authorizing an amendment to the articles of incorporation of the Company, as amended, so as to create a new Class A of common shares (the “Class A Common Shares”) that would be issuable in one or more series in the discretion of the Board of Directors of the Company, with the Board of Directors having the discretion:

(a)	to specify the number of Class A Common Shares available to be issued in any series;

(b)	to delineate the voting rights applicable to a series of Class A Common Shares prior to issue, provided that the voting rights attributed to any Class A Common Shares cannot be equal to or greater than those conferred on the common shares; and

(c)	to delineate the terms and conditions under which the shares of a series of Class A Common Shares are convertible into common shares; provided that, for all series of Class A Common Shares, upon conversion the holder cannot receive more than one (1) common share for each Class A Common Share held;

provided further that except in respect of voting rights and convertibility into common shares, the Class A Common Shares would otherwise be equal in all respects to the common shares of the Company. The amendment to the Company’s articles of incorporation (as amended) that would authorize the creation and issuance of Class A Common Shares would authorize the Company to issue an unlimited number of Class A Common Shares.

The Class A Common Shares would be subordinate to the common shares, which are currently the only class of shares of the Company that are authorized and outstanding. Approval of that special resolution (the “Class A Common Share Resolution”) would give the Board the authority to amend the articles of the Company at any time after the Meeting to authorize the creation and issuance of Class A Common Shares. However, even if the Class A Common Share Resolution is duly adopted, there is no requirement or guarantee that the Board will act on the authority granted to it by shareholders to complete the amendment to the articles of the Company, nor is there any certainty that the any Class A Common Shares would be issued. The implementation of the Class A Common Share Resolution will be subject to any applicable requirements of the Canadian Securities Exchange.

Reasons for Creating the Class A Common Shares

This change will provide the Company greater flexibility in our capital structure and in raising future capital. It will allow us to issue Class A Common Shares for financing transactions, issuances in public or private sales to access additional capital for use in our business and operations or in connection with acquisitions of other businesses or properties, preparing for and the commencement of production, or for any other appropriate corporate purpose. For example, in circumstances where the Company might seek to raise significant amounts of capital, acquire material assets or undertake other important transactions, it may prove useful for the Company to be able to issue Class A Common Shares as payment (wholly or in part) so as to avoid granting a controlling interest in the Company notwithstanding the issuance of additional shares of its equity capital. We do not currently have any arrangements, agreements or understandings related to issuing new Class A Common Shares.

Special Resolution Required

At the Meeting, in order to authorize the Class A Common Shares Resolution, Shareholders will therefore be asked to approve, as a Special Resolution, a resolution substantially in the form of the resolution set out in Schedule “B” to this Circular. That Special Resolution will authorize the Board to determine whether and when to amend the articles of incorporation of the Company (as amended) so as to authorize the creation and issuance of Class A Common Shares, but will also authorize the Board to abandon the implementation of that amendment if the Board, in its discretion, determines it is appropriate to do so.

The Board recommends that shareholders of the Company vote “FOR” the Class A Common Shares Resolution. Unless a proxy specifies that the shares it represents are to be withheld from voting in favour of the approval of the Class A Common Shares Resolution, the proxies named in the form of proxy intend to vote in favour of approval of the Class A Common Shares Resolution.

MATTER #5-OTHER MATTERS COMING BEFORE THE MEETING

Management of the Company knows of no other matter to come before the Meeting other than as set forth above and in the Notice of Meeting. Should any other matters properly come before the Meeting, the Shares represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the person voting by proxy.

INFORMATION CONCERNING THE COMPANY

COMPENSATION OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

Basis of Reporting

The Company, originally named Western Uranium Corporation, was created on November 20, 2014 when Homeland Uranium Inc. changed its name subsequent to a reverse takeover of Homeland Uranium Inc. by Pinon Ridge Mining LLC. As part of that process, Homeland Uranium Inc. acquired 100% of the members’ interests of Pinon Ridge Mining LLC and subsequent to obtaining appropriate shareholder approvals, the Company reconstituted its Board of Directors and senior management team. Homeland Uranium Inc. was a non-listed reporting issuer subject to the rules and regulations of the Ontario Securities Commission. Concurrent with the reverse takeover, the Company completed a listing process on the Canadian Securities Exchange (the “CSE”).

In March 2015, Western and Black Range Minerals Limited (“Black Range”) entered into a definitive Merger Implementation Agreement, pursuant to which Western agreed to acquire all of the issued shares of Black Range by way of Scheme of Arrangement under the Australian Corporations Act 2001. On September 16, 2015, Western completed its takeover of Black Range, an Australian company that was listed on the ASX until the acquisition was completed.

On May 23, 2016, the Company’s common shares were approved for the commencement of trading on the OTCQX Market under the symbol “WSTRF”, and thereafter became an SEC reporting company on June 27, 2016. In October 2018, the Company changed its name from Western Uranium Corporation to Western Uranium & Vanadium Corp.

Western’s common shares continue to trade on the CSE under the symbol “WUC”. As a result of the transition to an SEC reporting company, Western has begun presenting its consolidated financial statements in accordance with United States generally accepted accounting principles (U.S. GAAP), replacing the former International Financial Reporting Standards (IFRS) presentation.

Consequently, the disclosure in this section is being presented in accordance with both the rules of the U.S. Securities and Exchange Commission and the Ontario Securities Commission. Thus in order to comply with both regulatory regimes and conform to its financial statement presentation a reporting currency of U.S. dollars is utilized in all the tables.

Pursuant to National Instrument 51-102 Continuous Disclosure Obligations (Canada), the Company is required to disclose all compensation for services rendered to the Company for its two most recently completed financial years in respect of (i) the Chief Executive Officer (“CEO”), (ii) the Chief Financial Officer (“CFO”) and (iii) any other executive officer whose compensation in any of those years exceeded $150,000 (together, “Named Executive Officers”), as well as directors. During the financial years ended on December 31, 2017 and December 31, 2018, the Company had three Named Executive Officers: George Glasier (President and CEO), Robert Klein (CFO), and Russell Fryer (Executive Chairman until April 30/May 1, 2018).

Total Compensation Excluding Compensation Securities

The table below sets out information concerning the compensation earned or awarded to the Company Named Executive Officers and Directors during the financial years ended December 31, 2017 and 2018.

Total of compensation excluding compensation of securities
Name and position	Year	Salary, consulting fee, retainer or commission ($)	Bonus ($)	Committee or meeting fees ($)	Value of prerequisites ($)	Value of all other compensation ($)	Total compensation ($)
George Glasier, Chief Executive Officer, President and Director	2018 2017	180,000 165,000	Nil Nil	Nil Nil	Nil Nil	Nil 34,615	180,000 199,615
Andrew Wilder, Director and Former Chief Financial Officer	2018 2017	13,860 26,638	Nil Nil	Nil Nil	Nil Nil	137,211 34,615	151,071 61,253
Michael Skutezky(1), Former Chairman and Director	2018 2017	N/A 42,966	N/A Nil	N/A Nil	N/A Nil	N/A N/A	N/A 42,966
Russell Fryer(2), Former Executive Chairman and Director	2018 2017	N/A 163,321	Nil Nil	Nil Nil	Nil Nil	N/A 34,615	N/A 197,936
Robert Klein, Chief Financial Officer	2018 2017	120,000 110,000	30,000 Nil	Nil Nil	Nil Nil	137,211 34,615	287,211 144,615
Bryan Murphy(3), Chairman and Director	2018 2017	27,123 N/A	Nil N/A	Nil N/A	Nil N/A	142,941 N/A	170,064 N/A

Notes:

(1)	Michael Skutezky resigned from his board of director positions with the Company on July 27, 2017.

(2)	Russell Fryer provided his services to the Company as a director and executive chairman of the Company through a consulting agreement between Baobab Asset Management LLC and the Company. On January 29, 2018, the Company provided the requisite 90-day notification to terminate the consulting agreement, effective April 30, 2018. Subsequently, on May 1, 2018, Mr. Fryer resigned as director and chairman of the board of directors.

(3)	Bryan Murphy was appointed to the Board of Directors on January 31, 2018 and was later appointed Chairman on May 1, 2018.

Incentive Plan Awards

During the financial year ended December 31, 2018, the Company issued 1,083,000 stock options to a number of its officers, consultants, directors and employees. Please see the chart below for the options issued to Named Executive Officers and directors of the Company during the financial year ended December 31, 2018.

Compensation Securities
Name and position	Type of compensation security	Number of compensation securities, number of underlying securities, and percentage of class	Date of issue or grant	Issue, conversion or exercise price ($)	Closing price of security or underlying security on date of grant ($)	Closing price of security or underlying security at year end December 31, 2018 ($)	Expiry date
Andrew Wilder, Director	Stock Options	250,000	September 24, 2018	C$2.15	C$2.14	C$1.50	September 24, 2023
Bryan Murphy	Stock options	100,000	February 8, 2018	C$1.00	C$0.66	C$1.50	See note (1) below
	Stock options	250,000	September 24, 2018	C$2.15	C$2.14	C$1.50	September 24, 2023
Robert Klein, Chief Financial Officer	Stock Options	250,000	September 24, 2018	C$2.15	C$2.14	C$1.50	September 24, 2023

(1)	A total of 50,000 options granted to Bryan Murphy vested on the date of the grant and will expire on January 31, 2023. The balance of 50,000 options granted to Mr. Murphy vested on December 31, 2018 and will expire on December 31, 2023.

The following table identifies all exercises of stock options or other compensation securities by Named Executive Officers and directors during the financial year ended December 31, 2018.

Exercise of Compensation Securities by Directors and NEOs Financial Year Ended December 31, 2018
Name and position	Type of compensation security	Number of compensation securities exercised	Exercise price per security ($)	Date of exercise	Closing price of security on date of exercise ($)	Difference between exercise price and closing price on date of exercise ($)	Total value on each exercise date ($)
George Glasier Chief Executive Officer, President and Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Andrew Wilder Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Russell Fryer Former Chairman and Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Robert Klein Chief Financial Officer	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Bryan Murphy Chairman and Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Employment, Consulting and Management Contracts

On February 8, 2017, the Company entered into an employment agreement with George Glasier, its Chief Executive Officer. The employment agreement provides for an initial term of January 1, 2017 through December 31, 2018 with automatic annual renewals unless the Company or Mr. Glasier was to provide 90 days written notice of their desire to not renew the agreement. That employment agreement provides for a base salary of $180,000 per annum and a discretionary annual cash bonus to be determined by the Company’s Board of Directors. For his services under that agreement, Mr. Glasier was paid $180,000 during the financial year ended December 31, 2018. No bonus was awarded to Mr. Glasier for that fiscal year. Pursuant to the agreement, Mr. Glasier is entitled to benefits upon the termination of his employment without cause or in case of a change of control of the Company under certain circumstances. The agreement defines “change of control” as follows: (a) a transaction or series of transactions whereby a person or a group becomes owner directly or indirectly of at least 50% of the securities of WUC; (b) a transaction or series of transactions whereby the Company transfers all or substantially all its assets; and (c) a merger or a consolidation between WUC and another entity whereby WUC’s shareholders prior to such merger or consolidation own less than 80% of the voting shares of the surviving entity. In the event of a change of control or if Mr. Glasier’s employment with the Company is terminated without cause, the Company is required to pay Mr. Glasier a lump sum representing the aggregate annual base salary for two and a half years (which at the date of this Circular would be $450,000).

On May 12, 2017, the Company entered into an engagement agreement with Robert Klein to continue his service as the Company’s Chief Financial Officer. The engagement agreement provides for an initial term of May 1, 2017 through June 30, 2017 and a base salary of $12,500 per month. On August 1, 2017, the Company extended the May 12, 2017 agreement with Mr. Klein from July 1, 2017 through September 30, 2017 at a base salary of $8,000 per month. On November 13, 2017, the Company entered into an employment agreement with Mr. Klein. The agreement became effective on October 1, 2017 and provides for an initial term through September 30, 2018 and compensation of $120,000 per annum and an annual bonus at the discretion of the Board of Directors. For his services under that agreement, Mr. Klein was paid $120,000 during the financial year ended December 31, 2018. A $30,000 bonus was awarded to Mr. Klein for that fiscal year. Pursuant to the agreement Mr. Klein is entitled to benefits upon the termination of his employment without cause or in case of a change of control of the Company under certain circumstances. The agreement defines “change of control” as follows: (a) a transaction or series of transactions whereby a person or a group becomes owner directly or indirectly of at least 50% of the securities of WUC; (b) a transaction or series of transactions whereby the Company transfers all or substantially all its assets; and (c) a merger or a consolidation between WUC and another entity whereby WUC’s shareholders prior to such merger or consolidation own less than 80% of the voting shares of the surviving entity. In the event of a change of control where the transaction consideration is above $2.00 per share of the Company or if Mr. Klein’s employment with the Company is terminated without cause, the Company is required to pay Mr. Klein a lump representing his aggregate annual base salary for two and a half years (which at the date of this Circular would be $300,000).

Russell Fryer provided his services to the Company as director and Executive Chairman of the Company through Baobab Asset Management LLC (“Baobab”), a company owned and controlled by Mr. Fryer. During the year ended December 31, 2018, the Company incurred $60,000 of professional fees to Baobab. On January 29, 2018, the Company provided the requisite 90-day notification to terminate the consulting agreement, effective April 30, 2018. Subsequently, Mr. Fryer resigned on May 1, 2018 as director and chairman of the board of directors.

Bryan Murphy provides his services as director and member of the Audit Committee of the Company through Magellan Limited (a company owned and controlled by Mr. Murphy) as per a director compensation and indemnification agreement between the Company and Magellan Limited entered into on January 31, 2018. The monthly compensation paid by the Company to Mr. Murphy for his services as director and member of the Audit Committee of the Company is $2,000 plus HST; subsequent to his appointment as Chairman this was increased to $5,000 plus HST.

Summary of Stock Option Plan

The Company maintains a stock option plan (the “Plan”) for its directors, officers, consultants and employees. All previously issued stock options awarded by Homeland Uranium Inc. were cancelled pursuant to the reverse takeover with Homeland Uranium Inc.

The Company’s maintains an Incentive Stock Option Plan which permits the granting of stock options as incentive compensation. This plan was approved by shareholders on June 30, 2008 and amendments to the plan were approved by shareholders on June 20, 2013, and the Board of Directors approved additional changes to the Plan on September 12, 2016.

As a result of the acquisition of Black Range Minerals Limited (the “Black Range Transaction”), options previously issued by Black Range were cancelled and new options were granted to the former Black Range officers and directors which have 2019 expirations. The additional outstanding options represent the Company’s issuance of stock options to a number of officers, consultants, directors and employees in the years ended December 31, 2017 and December 31, 2018. As at the date of this Circular, there are 2,416,664 stock options outstanding, each option entitling the option-holder to purchase one common share of the Company, as follows:

Number of Options	Exercise Price	Expiration Date
59,998	C$5.25	July 20, 2019
148,666	C$4.80	November 27, 2019
500,000	C$2.50	March 31, 2022
625,000	C$1.60	March 31 2023
50,000	C$1.00	January 31, 2023
50,000	C$1.00	December 31, 2023
983,000	C$2.15	March 31. 2024

On October 4, 2016, the Company granted an aggregate of 1,075,000 options to purchase common shares to a number of officers, consultants, directors and employees of the Company under the Company’s Incentive Stock Option Plan. The options have an exercise price of CAD $2.50 ($1.90) vesting equally over three years commencing initially on the date of grant and thereafter on October 31, 2016, and March 31, 2017 with a five-year term from the date of vesting.

On October 6, 2017, the Company granted options under the Plan for the purchase of an aggregate of 825,000 common shares to ten individuals consisting of officers, consultants, directors and employees of the Company. The options have a five year term, an exercise price of CAD $1.60 ($1.28), and vest equally in thirds commencing initially on the date of grant and thereafter on October 31, 2017, and March 31, 2018.

On February 8, 2018, the Company granted options under the Plan for the purchase of an aggregate of 100,000 common shares to Bryan Murphy, a new director of the Company. The options have a five year term, an exercise price of CAD $1.00 ($0.73), and vest equally in halves commencing initially on the date of grant and thereafter on December 31, 2018.

On September 24, 2018, the Company granted 983,000 options to five individuals who were officers, directors and consultants of the Company. The options have a five year term, an exercise price of CAD $2.15 ($1.58), and vest equally in three installments beginning on the date of grant and thereafter on October 31, 2018, and March 31, 2019.

The purpose of the Plan is to attract, retain and motivate directors, management, staff and consultants by providing them with the opportunity, through Stock Options, to acquire a proprietary interest in the Company and benefit from its growth.

The Plan provides for the aggregate number of common shares for which Stock Options may be granted will not exceed 10% of the issued and outstanding common shares at the time Stock Options are granted. At December 31, 2018 there were 25,977,143 common shares outstanding and 2,416,664 Stock Options outstanding (78,664 options issued to replace the stock options of Black Range and 2,338,000 issued to a number of officers, consultants, directors and employees of the Company). Consequently, at that date the maximum number of Stock Options eligible for issue may not convert into an aggregate of more than 2,597,714 common shares under the provisions of the Plan which represents 10% of the current issued and outstanding common shares. As at the date of this document, there were 2,416,664 Stock Options to purchase common shares currently outstanding.

A Stock Option exercise price shall not be less than the most recent share issuance price. The maximum term is five years. There are no specific vesting provisions under the Plan. Options are non-assignable and non-transferable except that Stock Options may be transferred to the spouse of an optionee or to the registered retirement savings plan or registered pension plan of an optionee.

The Plan provides if the optionee’s employment is terminated for any reason, or if the service of a director, senior executive or consultant of the Company who is an optionee is terminated, any vested Stock Option of such optionee may be exercised during a period of ninety (90) days following the date of termination of such employment or service, as the case may be. In the case of an optionee’s death, any vested Stock Option of such optionee at the time of death may be exercised by his or her heirs or legatees or their liquidator during a period of 365 days following such optionee’s death.

The total number of Shares issuable to any one person during a 12-month period may not exceed five percent (5%) of the total number of Shares issued and outstanding. Options granted to consultants providing investor relations activities must vest over 12 months in stages of no more than 25% in any three month period. Also, in any 12-month period, no options exercisable for more than 2% of the Company’s issued and outstanding shares may be awarded to Consultants or employees conducting investor relations activities. The Plan provides that where options are cancelled or lapse under the Plan, the associated Shares become available again and new options may be granted in respect thereof in accordance with the provisions of the Plan.

The Board may make any amendment to the Plan, without shareholder approval, except: (i) an increase in the number of common shares reserved for issue under the Plan; and (ii) a reduction in the exercise price or the extension of the expiry date of an option held by an insider.

Stock Options Granted and Outstanding

An aggregate of 1,083,000 stock options have been granted during the financial year ended December 31, 2018. During that financial year no options were exercised.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) *
Equity compensation plans approved by securityholders	2,416,664	$1.67	181,020
Equity compensation plans not approved by securityholders	Nil	Nil	Nil
Total	2,416,664	$1.67	181,020

*	As of December 31, 2018.

Outstanding Equity Awards at Fiscal Year-End

The disclosure under this “Outstanding Equity Awards at Fiscal Year-End” section is made pursuant to the SEC rules.

The following table sets forth unexercised options, unvested stock and equity incentive plan awards outstanding for the Company’s Named Executive Officers as of December 31, 2018.

Outstanding Option Awards at Fiscal Year-End for 2018

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price (CAD)	Option expiration date
George Glasier	150,000	-	$2.50	10/4/2021
	200,000		$1.60	10/10/2022
Robert Klein	100,000	-	$2.50	10/4/2021
	200,000	-	$1.60	10/10/2022
	166,667	83,333	$2.15	9/24/2023

(1)	The options that were unvested at December 31, 2018 vested on March 31, 2019.

Outstanding Stock Awards at Fiscal Year-End for 2018

None.

Director Compensation

The following tables set forth a summary of the compensation earned by each director who is not a Named Executive Officer and who served on the Board during the fiscal year ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Andrew Wilder(1)	$13,860	Nil	$137,211	$151,071
Bryan Murphy(2)	$27,123	Nil	$142,941	$170,064

(1)	Mr. Wilder is the owner of Bedford Bridge. During the year ended December 31, 2018, the Company incurred $13,860 in director fees for Mr. Wilder’s services as a director. On September 24, 2018, Mr. Wilder was granted an option to purchase 250,000 of the Company’s common shares at an exercise price of CAD $2.15 per share which expires five years from the date of issuance. These options vest in thirds in equal installments on the date of grant, October 31, 2018 and March 31, 2019.

(2)	On February 8, 2018, Mr. Murphy was granted an option to purchase 100,000 of our common shares at an exercise price of CAD $1.00 per share which vests 50% on the date of grant and 50% on December 31, 2018. One-half of the options expire on January 31, 2023 and one-half expire on December 31, 2023. On September 24, 2018, Mr. Murphy was granted an option to purchase 250,000 of our common shares at an exercise price of CAD $2.15 per share which expires five years from the date of issuance. These options vest in thirds in equal installments on the date of grant, October 31, 2018 and March 31, 2019.

CORPORATE GOVERNANCE DISCLOSURE

Corporate governance refers to the policies and structure of the board of directors of a company, whose members are elected by and accountable to the shareholders of the Company. Corporate governance encourages establishing a reasonable degree of independence of the board of directors from executive management and the adoption of policies to ensure the board of directors recognizes the principles of good management. The Board believes that good corporate governance improves corporate performance and benefits all shareholders and is committed to sound corporate governance practices.

The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 – Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA have implemented National Instrument 58-101 – Disclosure of Corporate Governance Practices, which prescribes certain disclosure by the Company of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with Form 58-101F2 – Corporate Governance Disclosure.

Board of Directors

The Board of the Company facilitates its exercise of independent supervision over Management by ensuring representation on the Board by directors who are independent of Management and by promoting frequent interaction and feedback.

Directors are considered to be independent if they have no direct or indirect material relationship with the Company. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a director’s independent judgment.

The Company’s Board currently consists of three directors. Among this group, Bryan Murphy is the only independent Director based upon the tests for independence set forth in National Instrument 52-110 Audit Committees.

SEC rules require a separate determination of independence of the Company’s directors based on the definition of independence of a U.S. national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be independent. Because the Company’s common shares are not currently listed on a national securities exchange, it currently uses the definition in Nasdaq Listing Rule 5605(a)(2) for determining director independence, which provides that an “independent director” is a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Nasdaq listing rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of the company;

●	the director or a family member of the director accepted any compensation from the company in excess of US$120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

●	a family member of the director is, or at any time during the past three years was, an executive officer of the company;

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or US$200,000, whichever is greater (subject to certain exclusions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

●	the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Under Rule 5605(a)(2) of the Nasdaq Listing Rules, one director of the Company, Bryan Murphy, would be considered an independent director.

Under Rule 5605(c)(2) relating to audit committee composition, Bryan Murphy would also be considered an independent director. The standard for independence in Rule 5605(c)(2) requires that a director:

●	meet the standards for independence set forth above and in Nasdaq Rule 5605(a)(2);

●	meet the criteria for independence set forth in Rule 10A-3(b)(1) under the U.S. Exchange Act (subject to the exemptions provided in Rule 10A-3(c) under that Act);

●	not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

●	be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

Directorships

None of the directors of the Company serves on the board of directors of any other reporting issuer.

Compensation Principles

The main objective of the Company’s executive compensation program is to ensure that executive compensation is fair and reasonable, rewards directors and Management’s performance, and is successful in attracting and retaining experienced executives. The Company’s compensation program is based on the principle that the compensation should be aligned with the short, medium and long-term interests of Company’s shareholders. The Company’s compensation program also recognizes that the various components thereof must be sufficiently flexible to adapt to unpredictable developments in the uranium and vanadium markets.

The Company’s executive compensation program is comprised of three primary components: (a) base salary; (b) a short-term incentive plan, which includes the potential for cash bonuses; and (iii) a long-term incentive plan, which consists of grants of stock options. The Board does not have a compensation committee and executive compensation is determined by the Board as a whole. In determining the executive compensation, the Board bears in mind the nature of the Company and scope of its operations, the small number of executive officers and the financial health of the Company.

The base salary of each executive is reviewed and evaluated by the Board based on the principles, objectives, criteria and processes outlined above. Upon the Company’s listing on the CSE, the Board established a compensation of CAD $2,000 per quarter for each director who is not otherwise remunerated by the Company.

The only executive officer compensated by the Company since inception has been the CFO of the Company. As the Company is a newly established non-producing mineral exploration and mining company, the Chief Financial Officer role has historically been fulfilled through a consulting agreement. The Chief Executive Officer has determined the terms of, and overseen the drafting of agreements for the Chief Financial Officer’s engagement, which upon completion have been presented to the Board for input and approval.

The Company had entered into an employment agreement with its CEO at the beginning of 2017. At the request of the Board, the CEO employment agreement was prepared by a large regional law firm in the US with a well-regarded employment law practice. This Denver headquartered firm, did a survey of comparable mining companies with assets in Colorado to derive both compensation and employment provisions. The resulting proposed agreement was presented to the Board and, after slight modification, was presented to the CEO.

In November 2017, the Company entered into an employment agreement with its CFO. That agreement has similar general terms and conditions to the CEO employment agreement, although certain key terms are different (for details on the CEO and CFO employment agreements, please refer to section “Employment, Consulting and Management Contracts” of this Circular).

A short-term incentive award, if any, in the form of a cash bonus may be awarded by the Board based on the principles, objectives, criteria and processes outlined above. A $30,000 bonus was awarded and paid during the 2018 financial year.

With regard to long-term incentives, the Company has a stock option plan which permits the granting of options to purchase common shares to directors, officers, employees and consultants of the Company. The stock option plan was approved by the shareholders of the Company and is administered by the Board. The amount of options to be granted to an executive is determined by the Board based on the principles, objectives, criteria and processes outlined above. During the 2018 Financial Year, the Board granted a total 850,000 stock options to the Company’s executives. Please refer to the section Incentive Plan Awards of the Circular for further details.

The Company’s executive compensation program has allowed the Company to attract and retain a team of motivated executives who are working towards the common goal of enhancing the Company’s value. The Board will periodically review the executive compensation program to ensure that the resulting compensation remains consistent with the performance of the Company.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors as a whole is responsible for risk oversight for the Company. The Company’s executive officers address and discuss with the Board the Company’s risks and the manner in which the Company manages or mitigates such risks. While the Board has the ultimate responsibility for the Company’s risk oversight, the Board works in conjunction with the Audit Committee on certain aspects of its risk oversight responsibilities. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. The Company does not currently have a compensation committee or a nominating committee, so the full Board evaluates the risks associated with the Company’s compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Company’s strategies and objectives, and it oversees risks associated with the Company’s Code of Ethics.

The Company’s leadership structure is enhanced by having two separate individuals serving as Chief Executive Officer and Chairman of the Board. The Company believes that such a structure allows for a more effective monitoring and objective evaluation of the performance of Management.

Orientation and Continuing Education

The Company does not currently have a formal orientation program for new directors. The Board’s continuing education is typically derived from correspondence with the Company’s auditors, solicitors, and other advisers to remain up to date with the relevant corporate and securities law matters.

Ethical Business Conduct

The Board adopted a written Code of Ethics on September 12, 2015. The role of the Board is to oversee the conduct of the Company’s business, to set corporate policy and to supervise Management, which is responsible for the day-to-day conduct of business. However, given the size of the Company, all material transactions are addressed at Board level.

Nomination of Directors

Because of the small size and early stage of the Company, the Company does not have a standing nominating committee. Directors are nominated by the Board of Directors, which considers individual director qualifications as a whole. The Board believes that this is a practical approach at this stage of the Company’s development and given the size of the Board. While there are no specific criteria for Board membership, the Company attempts to attract and maintain directors with business knowledge and a particular knowledge of mineral exploration and development or other areas such as finance which would assist in guiding the Company’s officers in the performance of their roles.

Pension Plan Benefits

There is no pension plan benefit for any Named Executive Officer or executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries.

Attendance of Directors at Meetings

Six (6) meetings of the Board of Directors were held in 2018, and all directors attended all such meetings. The Company does not have a policy regarding attendance of directors at shareholder meetings. All those who were directors at the time attended the Company’s annual general meeting held on June 29, 2018. All current directors have indicated that they intend to attend the Meeting on June 21, 2019.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, nominee for election as a director, executive officer, employee or former director, executive officer or employee of the Company or any of its subsidiaries, or any of their associates or other member of Management of the Company, was indebted to the Company at any time since the beginning of the most recently completed financial year or as at the date hereof.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

An informed person is one who generally speaking is a director or executive officer or a 10% shareholder of the Company. To the knowledge of Management of the Company, no informed person or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction involving the Company since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

The following disclosure is provided in accordance with SEC rules requiring disclosure regarding transactions with related persons:

Pursuant to a consulting agreement, Baobab Asset Management LLC, a U.S. limited liability company owned by Russell Fryer, who was then a director of the Company and later also became executive chairman of the Company, entered into a consulting contract with the Company effective April 1, 2017 to provide financial, advisory, and consulting services, including representing the Company to a variety of stakeholders for a three month term ending on June 30, 2017 which then continued on a month to month basis. Professional fees for the year ended December 31, 2018 were $60,000, related to this agreement. As of December 31, 2018 and December 31, 2017, the Company had $0 and $0, respectively, included in accounts payable and accrued expenses payable to this entity. On January 29, 2018, the Company provided the requisite 90-day notification to terminate the consulting agreement, effective April 30, 2018, upon which date the agreement was terminated. On May 1, 2018, upon termination of the agreement, Mr. Fryer resigned his positions as director and as executive chairman.

AUDIT COMMITTEE

The Board of Directors had an audit committee meeting on April 1, 2019 to discuss a report from the auditor, MNP LLP. This culminated with the release of the annual audited financial statements.

Audit Committee Charter

The full text of the Company’s Audit Committee Charter is set out in Schedule “A” hereto.

Composition of the Audit Committee

National Instrument 52-110 (“NI 52-110”) requires the Company, as a venture issuer, to disclose in its management information circular certain information concerning the constitution of its audit committee (the “Audit Committee”) and its relationship with its independent auditor.

The Audit Committee is currently composed of Messrs. Andrew Wilder (Chair), Bryan Murphy and George Glasier. As defined in NI 52-110, Bryan Murphy is the only independent member of the Audit Committee.

All current members of the Audit Committee are considered to be financially literate.

The Chair of the Audit Committee, Andrew Wilder, who has previously served as Western’s Chief Financial Officer, qualifies as an “audit committee financial expert”, as defined by the SEC.

Mr. Wilder is the founder and CEO of Cross River Group, an investment and business development firm focused on environmental infrastructure.  At Cross River, Mr. Wilder created multiple partnerships with project developers and technology companies, secured over $2bn in capital commitments for a variety of energy infrastructure projects, and co-founded Inventiv Capital Management, an infrastructure and private equity fund management business focused on promoting the UN’s Sustainable Development Goals.  Previously Mr. Wilder was CFO, COO and co-founder of North Sound Capital, a $3 billion peak AUM long/short equity hedge fund, He co-founded Columbus Avenue Consulting, an independent fund administration business with 90 clients and $7 billion AUA which was sold in 2012. Earlier in his career, Mr. Wilder was the Head of Operations for C. Blair Asset Management, a $500 million long/short equity hedge fund based in Greenwich, CT. Mr. Wilder began his career as Manager in Audit for Deloitte & Touche. Mr. Wilder holds the Chartered Accountant (Canada) designation and the CFA designation. He received a Masters in Business Administration from the University of Toronto and a Bachelor of Arts from the University of Western Ontario.

Mr. Murphy is Founder of Magellan Limited, an advisory firm focusing on providing strategic, M&A, and financial advisory services and currently serves as CFO and Head of Finance for Biome Renewables Inc., an early stage renewable energy innovation and industrial design company. Formerly, Mr. Murphy was Co-Founder and Managing Partner of Quest Partners, a boutique investment bank that focuses on the provision of M&A, corporate finance, and business strategy services. In these capacities, Mr. Murphy has developed extensive international experience and relationships advising high-growth businesses across North America, Europe, and the Middle East. In the prior dozen years, Mr. Murphy held senior management roles at Canadian Tire Corporation overseeing divisions and business lines. Additionally, Mr. Murphy was formerly a board member of Covenant House Toronto, one of Canada’s largest homeless youth agencies. Bryan has an Honours Bachelor of Arts in Business Administration majoring in Finance and an MBA with Distinction from the University of Western Ontario Richard Ivey School of Business.

Mr. Glasier has over 40 years of experience in the uranium industry, with extensive experience in sales and marketing; project development and permitting uranium processing facilities. He was an Owner, Director and Vice President of Marketing at Energy Fuels Nuclear, the largest producer of uranium in the United States during the 1980’s. He is the Founder of Energy Fuels Inc. (formerly Volcanic Metals Exploration Inc.) and served as its Chief Executive Officer, President and Director from January 24, 2006 to March 31, 2010. At Energy Fuels, he was responsible for assembling a key management team, acquiring a portfolio of uranium projects, and leading the successful permitting process that culminated in the licensing of the Piñon Ridge Uranium Mill in Western Montrose County, Colorado. Mr. Glasier received his Juris Doctorate and Bachelor of Science/Business Administration from the University of Denver.

Audit Committee Oversight

There have been no recommendations of the Audit Committee, since the commencement of the Company’s most recently completed financial year, which the Board has not adopted.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services.

Report of the Audit Committee

As required under the SEC rules, the report of the Audit Committee for the financial year ended December 31, 2018 is attached hereto as Schedule “C” to this Circular.

External Auditor Services Fees

The following table sets forth the aggregate fees billed by MNP LLP (“MNP”), the Company’s independent registered accounting firm for the fiscal years ended December 31, 2017 and December 31, 2018. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described in the table below.

	2017 (CAD)	2018 (CAD)
Audit fees(1)	$83,517	$73,840
Audit-related fees(2)	$-	$-
Tax fees(3)	$14,017	$15,622
All other fees(4)	$-	$-
Total fees	$97,534	$89,462

Notes:

(1)	Consist of fees billed for professional services rendered for the audit of the consolidated financial statements and review of the quarterly interim consolidated financial statements.

(2)	There were no fees billed by MNP for professional services rendered for audit-related services for the years ended December 31, 2017 and 2018.

(3)	Consists of tax preparation and tax advisory fees.

(4)	There were no fees billed by MNP for professional services rendered for other compliance purposes for the years ended December 31, 2017 and 2018.

The Company’s Board of Directors has established pre-approval policies and procedures, pursuant to which the Board approved the foregoing audit and audit-related services provided by MNP in 2018 and 2017 consistent with the Board’s responsibility for engaging Western’s independent auditors. The Board also considered whether the non-audit services rendered by the Company’s independent registered public accounting firm are compatible with an auditor maintaining independence. The Board has determined that the rendering of such services is compatible with MNP maintaining its independence.

AUDITORS, TRANSFER AGENT AND REGISTRAR

The Company’s current auditor is MNP LLP, 50 Burnhamthorpe Road West, Suite 900, Mississauga, ON L5B 3C2.

Capital Transfer Agency Inc., 390 Bay Street, Suite 920, Toronto, ON M5H 2Y2, has been appointed as the Company’s registrar and transfer agent.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed in this management information circular, no director or officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company’s issued and outstanding shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company since the commencement of the most recent completed financial year.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Pursuant to the SEC’s Rule 14a-8, shareholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s next meeting of shareholders. To be eligible for inclusion in the management information circular for the Company’s 2020 annual general meeting, your proposal must be received by the Company no later than 120 days before May ● , 2020 and must otherwise comply with Rule 14a-8. While the Company’s Board will consider shareholder proposals, the Company reserves the right to omit from its proxy statement relating to its 2020 meeting shareholder proposals that the Company is not required to include under applicable law, including Rule 14a-8.

Any shareholder wishing to deliver such proposals or otherwise communicate with members of the Board of Directors may send their communications to the Chairman of the Board at 330 Bay Street, Suite 1400, Toronto, Ontario M5H 2S8.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Annual Report”) is being provided to shareholders on the Company’s website at www.western-uranium.com and serves as the annual report to security holders required to be delivered pursuant to SEC’s Rule 14a-3(b).

ADDITIONAL INFORMATION

Additional information concerning the Company can be obtained from www.sedar.com, on the SEC website at www.sec.gov, and on the CSE at www.thecse.com. Shareholders of the Company may contact the Company to request copies of the Company’s financial statements and Management’s Discussion and Analysis. Financial information is provided in the Company’s financial statements and Management’s Discussion and Analysis for the year ended December 31, 2018.

APPROVAL OF DIRECTORS

The Circular and the mailing of same to Shareholders have been approved by the Board of Directors of the Company.

DATED the ●th day of May, 2019.

BY ORDER OF THE
BOARD OF DIRECTORS

"George Glasier"

George Glasier
President and Chief Executive Officer

Schedule “A”

WESTERN URANIUM & VANADIUM CORP.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.	PURPOSE AND PRIMARY RESPONSIBILITY

1.1  This Charter sets out the Audit Committee’s purpose, composition, member qualification, member appointment and removal, responsibilities, operations, manner of reporting to the Board of Directors (the “Board”) of Western Uranium & Vanadium Corp. and its subsidiaries (the “Company”), annual evaluation and compliance with this Charter.

1.2  The primary responsibility of the Audit Committee is for oversight of the Company’s financial reporting process, on behalf of the Board. This includes oversight responsibility for financial reporting and continuous disclosure, oversight of external audit activities, oversight of financial risk and financial management control, and oversight responsibility for compliance with applicable laws in the area of financial reporting, as well as complaint procedures. The Audit Committee is also responsible for other matters as set out in this charter or as may be directed by the Board from time to time.

2.	MEMBERSHIP

2.1  Each member of the Audit Committee must be a Director of the Company.

2.2  The Audit Committee will consist of at least three members, all of whom shall be financially literate. An Audit Committee member who is not financially literate may be appointed to the Audit Committee, provided the member becomes financially literate within a reasonable period of time following his or her appointment.

2.3  The members of the Audit Committee will be appointed annually (and from time to time thereafter to fill vacancies on the Audit Committee) by the Board. An Audit Committee member may be removed or replaced at any time at the discretion of the Board.

3.	AUTHORITY

3.1  The Audit Committee shall have the resources and authority to carry out the duties and responsibilities included in this Charter, including the authority to:

a)	engage, and set the compensation for, external counsel and other advisors as it determines necessary to carry out its duties and responsibilities and any such consultants or professional advisors retained by the Audit Committee will report directly to the Audit Committee;

b)	communicate directly with management and any internal auditor, and with the external auditor without management involvement; and

c)	incur ordinary administrative expenses that are necessary or appropriate in carrying out its duties, such expenses to be paid for by the Company.

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4.	DUTIES AND RESPONSIBILITIES

4.1  The duties and responsibilities of the Audit Committee include responsibility to:

Oversight of the External Auditor

(a)	recommend to the Board the external auditor to be nominated by the Board;

(b)	recommend to the Board the compensation of the external auditor, to be paid by the Company, in connection with (i) preparing and issuing the audit report on the Company’s financial statements, and (ii) performing other audit, review or attestation services;

(c)	review the external auditor’s annual audit plan, fee schedule and any related services proposals (including meeting with the external auditor to discuss any deviations from or changes to the original audit plan, as well as to ensure that no management restrictions have been placed on the scope and extent of the audit examinations by the external auditor or the reporting of their findings to the Audit Committee);

(d)	oversee the work of the external auditor;

(e)	evaluate and report to the Board with regard to the independence and performance of the external auditors, including an evaluation of the lead partner, consideration of a rotation of the lead partner of the external auditor and the audit firm itself and, if necessary, make recommendations to the Board to take additional action to satisfy itself of the qualifications, performance and independence of the external auditor;

(f)	review and discuss with management and the external auditor the external auditor’s written communications to the Audit Committee in accordance with generally accepted auditing standards and other applicable regulatory requirements arising from the annual audit and quarterly review engagements;

(g)	resolve disputes between management and the external auditor regarding financial reporting;

(h)	review and discuss with management and the external auditor major issues regarding accounting principles and financial statement presentation, including any significant changes in the selection or application of accounting principles to be observed in the preparation of the financial statements of the Company and its subsidiaries;

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Financial Reporting

(i)	review and discuss with management and the external auditor the annual audited and quarterly unaudited financial statements and related Management Discussion and Analysis (“MD&A”), including the appropriateness of the Company’s accounting policies, disclosures (including material transactions with related parties), reserves, key estimates and judgements (including changes or variations thereto) and obtaining reasonable assurance that the financial statements are presented fairly in accordance with GAAP and the MD&A is in compliance with appropriate regulatory requirements;

(j)	review and discuss with management and the external auditor all press releases containing financial information based on the Company’s financial statements, as well as financial information and earnings guidance provided to analysts and rating agencies prior to such information being disclosed indicating in the disclosure that the Audit Committee reviewed the disclosure and releasing where feasible any earning releases concurrently with the filing of the quarterly or annual financial statements;

(k)	report on and recommend to the Board the approval of the annual financial statements and the external auditor’s report on those financial statements, the quarterly unaudited financial statements, and the related MD&A and press releases for such financial statements, prior to the dissemination of these documents to shareholders, regulators, analysts and the public;

(l)	satisfy itself on a regular basis through reports from management and related reports, if any, from the external auditors, that adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements, that such information is fairly presented;

(m)	satisfy itself that management has developed and implemented a system to ensure that the Company meets its continuous disclosure obligations through the receipt of regular reports from management and the Company’s legal advisors on the functioning of the disclosure compliance system (including any significant instances of non-compliance with such system), in order to satisfy itself that such system may be reasonably relied upon;

(n)	oversee compliance with regulatory authority requirements for disclosure of external auditor services and Audit Committee activities;

(o)	review and discuss such other relevant public disclosures containing financial information as the Committee may consider necessary or appropriate;

Internal Controls over Financial Reporting and Disclosure Controls

(p)	oversee the adequacy of the Company’s system of internal accounting controls and obtain from management and the external auditor summaries and recommendations for improvement of such internal controls and processes, together with reviewing management’s remediation of identified weaknesses;

(q)	review and monitor the processes in place to identify and manage the principal risks that could impact the financial reporting of the Company, assess the effectiveness of the over-all process for identifying principal business risks and report thereon to the Board;

(r)	review activities, organizational structure, and qualifications of the Chief Financial Officer (“CFO”) and employees in the financial reporting area and ensuring that matters related to succession planning within the Company are raised for consideration at the Board;

(s)	review and discuss with management the disclosure controls relating to the Company’s public disclosure of financial information, including information extracted or derived from financial statements and assess the adequacy of such procedures;

Sch A-3

(t)	review the effectiveness of the Company’s internal and disclosure control procedures including information gathering systems in order to assess the adequacy of these procedures which the Company has implemented to support financial reporting;

(u)	inquire as to major internal control weaknesses identified by the auditors, the Company or by external party and the effectiveness of management to correct these problems;

Complaint Procedures

(v)	establish procedures for the receipt, retention and treatment of complaints received by the Company from employees and others regarding accounting, internal accounting controls or auditing matters and questionable practices relating thereto and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

Other

(w)	review the external auditor’s report to the shareholders on the Company’s annual financial statements; and

(x)	review and approve the Company’s hiring policies with respect to partners or employees (or former partners or employees) of either a former or the present external auditor.

4.2  In addition to the forgoing list of duties, the Committee may perform such other functions as may be necessary or appropriate to the circumstances, or as delegated by the Board.

5.	STRUCTURE AND COMPOSITION

Composition

5.1  The appointment of the members of the Audit Committee shall take place annually, at the first meeting of the board, after a meeting of the shareholders at which directors are elected, provided that if the appointments are not made, the Directors then serving as members of the Audit Committee shall continue to service until their successors are appointed.

5.2  The Committee shall review on a periodic basis whether any of its members serve on the audit committees of other public companies. If any of the Audit Committee members fall into this category, the Committee shall consider the ability of such members to effectively serve on the Audit Committee and, if it is determined that such members are able to continue serving, the Committee shall record the reasons for such a decision.

5.3  The Board shall add members to the Audit Committee, on the recommendation of the Governance and Nominating Committee, to fill vacancies on the Audit Committee, in accordance with the Articles and Bylaws of the Company.

5.4  The Committee may create one or more subcommittees and may delegate, in its discretion, all or a portion of its duties and responsibilities to such subcommittees.

5.5  The Board shall designate one member of the Committee as the Chair of the Committee (“Committee Chair”) and shall serve until his or her earlier resignation or removal by resolution of the Board, or until he or she ceases to be a Director of the Company.

Responsibilities of the Committee Chair

5.6  The responsibilities of the Committee Chair shall include:

a)	lead the Committee in undertaking the duties and responsibilities under this Charter;

b)	facilitate the flow of information to members of the Committee required in a timely fashion;

Sch A-4

c)	facilitate access by members of the Committee to management, as necessary;

d)	chair Committee meetings;

e)	work with the Committee members and the Chief Executive Officer (“CEO”) to establish the frequency of, and agenda for, Committee meetings;

f)	lead the Committee in reviewing and assessing the adequacy of its mandate, evaluate the effectiveness in fulfilling its mandate and make recommendations to the Governance and Nominating Committee;

g)	maintain regular liaison with the external auditor, including the lead partner and management, including the CEO and the CFO;

h)	canvass members for continuous educational needs and, in conjunction with the Board education program, arrange for such education to be provided to the Committee on a timely basis; and

i)	make oral and written reports to the Board, on behalf of the Committee, on the activities and recommendations of the Committee (unless that responsibility is otherwise delegated by the Committee or the Committee Chair to another Committee member) at the next Board meeting or more regularly, as required.

5.7  The Committee Chair shall have the power to delegate his or her authority and duties to an individual member of the Committee as he or she considers appropriate;

Meetings

5.8  The calling, times and locations of meetings of the Audit Committee and procedures at such meetings, shall be determined from time to time by the Audit Committee, provided that there shall be a minimum of four meetings per year.

5.9  In general, and subject to the notice provisions in the Company’s Articles and Bylaws, written notice shall be provided no later than 48 hours prior to the meetings, unless waived by all members of the Audit Committee. Notice of every meeting shall be given to the external auditors, the Board, the Board Chair and the CEO.

5.10  A Committee member may participate in a Committee meeting by means of such telephonic, electronic or other communication facilities so as to permit all persons participating in the meeting to communicate adequately with each other. A member participating in such a meeting by any such means is deemed to be present at the meeting.

5.11  If a Committee Chair is not present at any meeting of a Committee, one of the other members of the Committee present at the meeting shall be chosen by the Committee to preside at the meeting.

5.12  Each of the members of the Audit Committee, Board Chair, external auditor, CEO or CFO shall be entitled to request that the Chair of the Audit Committee call a meeting, which shall be held within 48 hours of receipt of such request.

5.13  Agendas for the meetings of the Committee will be developed by the Chair of the Committee and shall be circulated to Committee members prior to the Committee meetings.

5.14  The Audit Committee shall have the right to require the external auditors, or any member of management, or any employee of the Company to attend a meeting of the Audit Committee.

5.15  The quorum for a meeting of the Committee is a majority of the members of the Committee, or such greater number as the Committee shall by resolution determine.

5.16  The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution.

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5.17  The Committee may invite such officers, Directors, and employees of the Company as it may see fit from time to time to assist the Committee with the carrying out of its duties and responsibilities under this Charter.

5.18  The Committee shall hold regular in camera sessions, during which the members of the Committee shall meet in the absence of management.

5.19  The Committee will meet separately with each of the CEO and the CFO of the Company (at least annually) to review the financial affairs of the Company.

5.20  The Committee will meet with the external auditor of the Company at least once each year, at such time(s) as it deems appropriate, to review the external auditor’s examination and report.

5.21  The external auditor must be given reasonable notice of, and has the right to appear before and to be heard at, each meeting of the Committee.

5.22  The Committee shall report to the Board on its activities after each meeting. The Committee shall report its discussions to the Board by providing an oral or written report at the next Board meeting.

5.23  The Committee will report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

5.24  The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

6.	PERFORMANCE REVIEW

6.1 The Committee shall on an annual basis:

a)	review and assess the adequacy of the Charter and, if necessary, make recommendations to the Board with respect to its modification or amendment;

b)	undertake a regular performance evaluation of the Committee and compare the performance of the Committee to the Charter in a manner the Committee deems appropriate; and

c)	report the results of the performance evaluation to the Board, which may take the form of an oral or written report by the Committee Chair or any other member of the Committee designated by the Committee Chair to make the report.

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Schedule “B”

RESOLUTION AUTHORIZING THE NEW CLASS A OF COMMON SHARES

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT THE SHAREHOLDERS AUTHORIZE AND APPROVE:

a) the amendment of the articles of incorporation of the Company (as amended) to add to the authorized capital of the Company a new class of shares, being Class A of common shares (the “Class A Common Shares”) that would be issuable in one or more series in the discretion of the Board of Directors of the Company, with the Board of Directors having the discretion:

i) to specify the number of Class A Common Shares available to be issued in any series;

ii) to delineate the voting rights applicable to a series of Class A Common Shares prior to issue, provided that the voting rights attributed to any Class A Common Shares cannot be equal to or greater than those conferred on the common shares; and

iii) to delineate the terms and conditions under which the shares of a series of Class A Common Shares are convertible into common shares, provided that, for all series of Class A Common Shares, upon conversion the holder cannot receive more than one (1) common share for each Class A Common Share held;

provided further that except in respect of voting rights and convertibility into common shares, the Class A Common Shares would otherwise be equal in all respects to the common shares of the Company;

b) the amendment to the Company’s articles of incorporation, as amended, that would authorize the creation and issuance of Class A Common Shares would authorize the Company to issue an unlimited number of Class A Common Shares;

c) that any one director or officer of the Company may execute (whether under the corporate seal of the Company or otherwise) and deliver all such documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with these resolutions, the execution of any such document or the doing of any such other act or thing by any director or officer of the Company being conclusive evidence of such determination; and

(d) that the Board of Directors may determine in its sole discretion if and when to implement the foregoing amendment to the Company’s articles of incorporation, as amended, and to determine not to implement that amendment, in all cases without further approval of the shareholders of the Company.”

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Schedule “C”

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board has furnished the following report on its activities for the fiscal year ended December 31, 2018. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the U.S. Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the U.S. Securities Act of 1933, as amended, or the U.S. Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of the Company’s financial statements. For the fiscal year ended December 31, 2018, the members of the Audit Committee were Andrew Wilder, Bryan Murphy and George Glasier. Bryan Murphy is the only member of the Audit Committee who qualifies as an independent director as defined by the applicable Nasdaq and SEC rules.

The Audit Committee met telephonically with the Company’s Chief Financial Officer and reviewed and discussed with him the Company’s audited financial statements and the adequacy of the Company’s internal controls. They discussed the independent auditor’s audits and the overall qualify of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Company’s independent auditors provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, which the Audit Committee has reviewed. The Audit Committee did not discuss with the independent auditors any matters relating to their independence or the matters required to be discussed by the statement on Auditing Standards adopted by the Public Company Accounting Oversight Board and codified as AS1301. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Date: May ●, 2019

Andrew Wilder (Chair)

Bryan Murphy

George Glasier

Sch C-1

Schedule “D”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

General

Western was incorporated in December, 2006 under the Ontario Business Corporations Act. During 2014, the Company acquired 100% of the issued and outstanding shares of PRM, a Delaware limited liability company. The transaction constituted a reverse takeover of Western by PRM. After obtaining appropriate shareholder approvals, the Company subsequently reconstituted its Board of Director and senior management team and changed its name to Western Uranium Corporation. The Company’s name was changed again in October 2018 to Western Uranium & Vanadium Corp.

On September 16, 2015, Western completed its acquisition of Black Range, an Australian company that was listed on the Australian Securities Exchange (“ASX”) until the acquisition was completed. Western and Black Range entered into a definitive Merger Implementation Agreement, pursuant to which Western agreed to acquire all of the issued and outstanding shares of Black Range.

Western has registered offices at 330 Bay Street, Suite 1400, Toronto, Ontario, Canada M5H 2S8 and its common shares are listed on the CSE under the symbol “WUC” and trade on the United States OTCQX Best Market under the ticker symbol “WSTRF.” Its principal business activity is the acquisition and development of uranium resource properties principally in the states of Utah and Colorado, in the United States of America.

Recent Developments

May 2018 Private Placement

On May 4, 2018, the Company completed a private placement of 909,622 units at a price of CAD $0.68 (USD $0.53) per unit for gross proceeds of CAD $618,543 (USD $481,560). Each unit consisted of one common share and a warrant to purchase one-half of one common share. Each warrant is exercisable at a price of CAD $1.15 and expires two years from the date of issuance.

Sch D-1

July 2018 Private Placement

On July 27, 2018, the Company completed a private placement of 2,525,526 units at a price of CAD $0.68 (USD $0.52) per unit for gross proceeds of CAD $1,717,358 (USD $1,319,096). Each unit consisted of one common share and a warrant to purchase one-half of one common share. Each warrant is exercisable at a price of CAD $1.15 and expires two years from the date of issuance.

August 2018 Private Placement

On August 9, 2018, the Company completed a private placement of 1,907,088 units at a price of CAD $0.68 (USD $0.52) per unit for gross proceeds of CAD $1,296,820 (USD $1,000,000). Each unit consisted of one common share and a warrant to purchase one-half of one common share. Each warrant is exercisable at a price of CAD $1.15 and expires two years from the date of issuance.

Ablation Licensing

During 2016, Western submitted documentation to the CDPHE for a determination ruling regarding the type of license which may be required for the application of Ablation at the Sunday Mine Complex within the state of Colorado. During May and June of 2016, CDPHE held four public meetings in several cities in Colorado as part of the process. On July 22, 2016 CDPHE closed the comment period. In connection with this matter, the CDPHE consulted with the United States Nuclear Regulatory Commission (“NRC”). In response, the CDPHE received an advisory opinion dated October 16, 2016, which did not contain support for the NRC’s opinion and with which Western’s regulatory counsel does not agree. NRC’s advisory opinion recommends that Ablation should be regulated as a milling operation but did recognize that there may be exemptions to certain milling regulatory requirements due to the benign nature of the non-uranium bearing sands produced after Ablation is completed on uranium-bearing ores. On December 1, 2016, the CDPHE issued a determination that the proposed ablation operations at the Sunday Mine must be regulated by the CDPHE through a milling license. The 2018 increase in the blended uranium/vanadium price has brought the Company closer to production. During 2017/2018, the Company’s regulatory counsel prepared significant documentation in preparation for a prospective submission.

Letter of Intent with Pinon Ridge Mill

The Company entered into a letter of intent with Pinon Ridge Corporation for use of its Ablation at the permitted uranium recovery facilities at the Pinon Ridge Mill site. The letter of intent provided for the processing of all of Western’s ore produced by its mines in the region at the mill site to produce U308 and vanadium utilizing both the application of Ablation mining technology and traditional milling techniques, at a cost to be determined in a definitive agreement. The Pinon Ridge Mill license is held by Pinon Ridge Resources Corporation, a wholly owned subsidiary of Pinon Ridge Corporation, which is owned by Mr. George Glasier, our Chief Executive Officer and a director, Mr. Andrew Wilder, a director, and Mr. Russell Fryer, a former executive chairman and director. On February 22, 2019, the Company and Pinon Ridge Corporation cancelled and released each other from obligations under the letter of intent.

Incentive Stock Option Plan

The Company maintains an Incentive Stock Plan (the “Plan”) which permits the granting of stock options as incentive compensation. See Item 10, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – Equity Compensation Plan Information,” for more detailed information about the Plan.

Grant of Stock Options

On October 6, 2017, the Company granted options under the Plan for the purchase of an aggregate of 825,000 common shares to five individuals consisting of directors and officers of the Company. The options have a five year term, an exercise price of CAD $1.60 (USD $1.28 as of December 31, 2018), and vest equally in thirds commencing initially on the date of grant and thereafter on October 31, 2017, and March 31, 2018.

On February 8, 2018, the Company granted options under the plan for the purchase of an aggregate of 100,000 common shares to a director. The options have an exercise price of CAD $1.00 (US $0.73 as of December 31, 2018) and vest one half on the date of grant and one half on December 31, 2018. One half of the options expire on January 31, 2023 and the remaining options expire on December 31, 2023.

On September 24, 2018, the Company granted options under the plan for the purchase of an aggregate of 983,000 common shares to several officers, directors, and consultants. The options have an exercise price of CAD $2.15 (US $1.58 as of December 31, 2018) and vest equally in three installments on the date of grant, on October 31, 2018, and on March 31, 2019. One third of the options expire on September 24, 2023, one third expire on October 31, 2023, and the remaining one third expire on March 31, 2024.

Sch D-2

Year Ended December 31, 2018 as Compared to the Year Ended December 31, 2017

The following table presents the Company’s financial results for the years ended December 31, 2018 and 2017.

	For the Year Ended December 31,
	2018	2017
Revenue
Lease revenue	$48,245	$20,000

Expenses
Mining expenditures	177,715	154,724
Professional fees	426,020	529,854
General and administrative	1,252,334	723,387
Consulting fees	200,251	320,534
Total operating expenses	2,056,320	1,728,449

Operating loss	(2,008,075)	(1,708,499)

Interest expense, net	36,124	60,232

Loss before income taxes	(2,044,199)	(1,768,731)

Income tax benefit	-	(1,354,443)

Net loss	(2,044,199)	(414,288)

Other Comprehensive loss
Foreign exchange gain	5,698	2,406

Comprehensive Loss	$(2,038,501)	$(411,882)

Net loss per share - basic and diluted	$(0.09)	$(0.02)

Summary:

Our consolidated net loss for the years ended December 31, 2018 and 2017 was $2,044,199 and $414,288 or $0.09 and $0.02 per share, respectively. The principal components of these year over year changes are discussed below.

Our comprehensive loss for the years ended December 31, 2018 and 2017 was $2,038,501 and $411,882, respectively.

Revenue

Our revenue for the years ended December 31, 2018 and 2017 was $48,245 and $20,000, respectively. The revenue in 2018 resulted from lease revenue pursuant to a July 18, 2017 lease agreement, February 2, 2018 easement, and July 1, 2018 right-of-way agreement. The counterparties are from the oil and gas industry.

Mining Expenditures

Mining expenditures for the year ended December 31, 2018 were $177,715 as compared to $154,724 for the year ended December 31, 2017. The increase in mining expenditures of $22,991, or 14.9% was principally attributable to a decrease in ablation expenditures of $12,229, an increase of maintenance fees of $10,576 and an increase of lease abandonment costs of $20,000.

Professional Fees

Professional fees for the year ended December 31, 2018 were $426,020 as compared to $529,854 for the year ended December 31, 2017. The decrease in professional fees of $103,834, or 19.6% was principally due to a decrease in accounting costs of $28,168, audit costs of $62,806, and legal services of $39,622.

Sch D-3

General and Administrative

General and administrative expenses for the year ended December 31, 2018 were $1,252,334 as compared to $723,387 for the year ended December 31, 2017. The increase in general and administrative expense of $528,947, or 73% is due to an increase of $287,225 in stock-based compensation, $128,323 in payroll resulting from formerly consultant compensation being moved onto payroll, $25,661 in investor relation costs from increased conference participation and investor engagement and $34,711 in increased board of director fee expenses. The increase in stock-based compensation derives from the increase in the quantity of stock options awarded in 2018 and several Black Scholes valuation factors, including the stock price appreciation, which increased the per stock option value during 2018. The addition of a new director in February 2018 resulted in the award of additional stock options during calendar year 2018.

Consulting Fees

Consulting fees for the year ended December 31, 2018 were $200,251 as compared to $320,534 for the year ended December 31, 2017. The decrease in consulting fees of $120,283, or 37.5% was principally related to a decrease in consultant utilization and former consultant compensation being moved onto payroll.

Interest Expense, net

Interest expense, net, for the year ended December 31, 2018 was $36,124 as compared to $60,232 for the year ended December 31, 2017. The decrease of interest expense, net, of $24,108, or 40% was attributable to the full repayment of previously outstanding promissory notes during 2018 and 2017.

Foreign Exchange

Foreign exchange gain for the year ended December 31, 2018 was $5,698 as compared to $2,406 for the year ended December 31, 2017. The increase of the foreign exchange gain of $3,292, or 137% is primarily due to the U.S. Dollar weakening against the Canadian Dollar during the current quarter while holding cash balances in Canadian Dollars.

Liquidity and Capital Resources

The Company’s cash balance as of December 31, 2018 was $909,865. The Company’s cash position is highly dependent on its ability to raise capital through the issuance of debt and equity and its management of expenditures for mining development and for fulfillment of its public company reporting responsibilities. Management believes that in order to finance the development of the mining properties and Ablation, the Company will be required to raise additional capital by way of debt and/or equity. The Company expects to require additional capital in 2019 in order to open the Sunday Mine Complex to complete an underground vanadium work project. This outlook is based on the Company’s current financial position and is subject to change if opportunities become available based on current exploration program results and/or external opportunities.

Net cash used in operating activities

Net cash used in operating activities was $1,645,265 for the year ended December 31, 2018, as compared with $1,665,734 for the year ended December 31, 2017. Of the $1,645,265 in net cash used in operating activities, $2,044,199 is derived from our net loss before non-cash adjustments. During the year ended December 31, 2018, $76,445 represented a decrease in accounts payable and accrued liabilities, $34,235 represented a decrease in prepaid expenses, $27,824 represented an increase in the reclamation liability, and $410,088 represented non-cash stock based compensation. The reclamation liability increase was primarily due to an increase in reclamation requirements by the state of Colorado.

Net cash used in investing activities

During the year ended December 31, 2018, the Company purchased $36,502 in property and equipment. This capital expenditure represents the initiation of expenditures needed to re-open the Sunday Mine Complex. During the year ended December 31, 2017, the Company had written down $215,976 related to the Alaska reclamation liability and the corresponding reclamation bond.

Net cash provided by financing activities

Net cash provided by financing activities for the year ended December 31, 2018 was $2,265,499 as compared to $1,280,261 for the year ended December 31, 2017. For the year ended December 31, 2018, the net cash provided by financing activities consisted of $2,703,331 from the proceeds received in our private placements and $62,168 from the exercise of stock options, offset by $500,000 used to repay the EFHC promissory note, which was issued for the acquisition of the original Colorado and Utah resource package.

Sch D-4

Reclamation Liability

The Company’s mines are subject to certain asset retirement obligations, which the Company has recorded as reclamation liabilities. The reclamation liabilities of the United States mines are subject to legal and regulatory requirements and estimates of the costs of reclamation are reviewed periodically by the applicable regulatory authorities. The reclamation liability represents the Company’s best estimate of the present value of future reclamation costs in connection with the mineral properties. The Company determined the gross reclamation liabilities of the mineral properties as of December 31, 2018 and December 31, 2017, to be approximately $889,030 and $820,434, respectively. During the years ended December 31, 2018 and 2017, the accretion of the reclamation liabilities was $11,030 and $9,158, respectively. The Company expects to begin incurring the reclamation liability after 2054 and accordingly, has discounted the gross liabilities over their remaining lives using a discount rate of 5.4% to net discounted aggregated values as of December 31, 2018 and December 31, 2017 of $224,645 and $196,281, respectively. The gross reclamation liabilities as of December 31, 2018 and 2017 are secured by certificates of deposit in the amount of $889,030 and $820,434, respectively.

Oil and Gas Lease and Easement

On July 18, 2017, an oil and gas lease became effective with respect to minerals and mineral rights owned by the Company of approximately 160 surface acres of the Company’s property in Colorado. As consideration for entering into the lease, the Company received $120,000 during the third quarter of 2017. The lease will be in force for an initial term of three years and may be extended by the lessee at 150% of the initial rate. The lessee has also agreed to pay the Company a royalty of 18.75% of the lessee’s revenue attributed to oil and gas produced, saved, and sold attributable to the net mineral interest. The Company is recognizing the initial payment incrementally over the term of the lease.

On February 26, 2018, the Company entered into a further agreement with the same entity as the oil and gas lease to provide them with an easement to an additional part of the Company’s property solely for the purposes of transporting the oil and gas extracted via a pipeline. As consideration for the easement, the Company received $36,960 during the first quarter of 2018. The Company is recognizing this payment incrementally over the eight year term of the easement.

During the year ended December 31, 2018 and 2017, the Company recognized aggregate revenue of $48,245 and $20,000, respectively, under these oil and gas lease arrangements.

Related Party Transactions

The Company has transacted with related parties pursuant to service arrangements in the ordinary course of business, as follows:

On April 1, 2017, the Company entered into a new consulting agreement with a United States limited liability company owned by a person who was a director. The consulting agreement is to provide assistance with capital raising activities and other financial, advisory, and consulting services for the period April 1, 2017 through June 30, 2017. At June 30, 2017 and the last day of each month thereafter, the agreement may be extended by the Company on a month-to-month basis with seven days’ notice. The agreement has a monthly fee of $15,000. Pursuant to the consulting agreement, if the Company completes a merger with a third party introduced by this director whereby more than 50% of the Company’s then outstanding shares are transferred to that third party, the Company is required to pay a lump sum in an amount of $350,000 to this entity. On January 29, 2018, the Company provided the requisite 90-day notification to terminate the consulting agreement, effective April 30, 2018, upon which date the agreement was terminated. On May 1, 2018, upon termination of the agreement, this director resigned his positions as director and as executive chairman.

Prior to the acquisition of Black Range, Mr. George Glasier, the Company’s CEO, who is also a director (“Seller”), transferred his interest in a former joint venture with Ablation Technologies, LLC to Black Range. In connection with the transfer, Black Range issued 25 million shares of Black Range common stock to Seller and committed to pay AUD $500,000 (USD $352,361 as of December 31, 2018) to Seller within 60 days of the first commercial application of the ablation technology. Western assumed this contingent payment obligation in connection with the acquisition of Black Range. At the date of the acquisition of Black Range, this contingent obligation was determined to be probable. Since the deferred contingent consideration obligation is probable and the amount estimable, the Company recorded the deferred contingent consideration as an assumed liability in the amount of $352,361 and $390,350 as of December 31, 2018 and 2017, respectively.

Sch D-5

Going Concern

The Company has incurred continuing losses from its operations and as of December 31, 2018, the Company had an accumulated deficit of $6,584,342 and working capital of $597,669.

Since inception, the Company has met its liquidity requirements principally through the issuance of notes and the sale of its common shares.

The Company’s ability to continue its operations and to pay its obligations when they become due is contingent upon the Company obtaining additional financing. Management’s plans include seeking to procure additional funds through debt and equity financings, to secure regulatory approval to fully utilize its ablation technology and to initiate the processing of ore to generate operating cash flows.

There are no assurances that the Company will be able to raise capital on terms acceptable to the Company or at all, or that cash flows generated from its operations will be sufficient to meet its current operating costs and required debt service. If the Company is unable to obtain sufficient amounts of additional capital, it may be required to reduce the scope of its planned product development, which could harm its financial condition and operating results, or it may not be able to continue to fund its ongoing operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern to sustain operations for at least one year from the issuance of the accompanying financial statements. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Off Balance Sheet Arrangements

As of December 31, 2018, there were no off-balance sheet transactions. The Company has not entered into any specialized financial agreements to minimize its investment risk, currency risk or commodity risk.

Critical Accounting Estimates and Policies

The preparation of these consolidated financial statements requires management to make certain estimates, judgments and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and reported amounts of expenses during the reporting period.

Significant assumptions about the future and other sources of estimation uncertainty that management has made at the end of the reporting period, that could result in a material adjustment to the carrying amounts of assets and liabilities, in the event that actual results differ from assumptions made, include, but are not limited to, the following: fair value of transactions involving common shares, assessment of the useful life and evaluation for impairment of intangible assets, valuation and impairment assessments on mineral properties, deferred contingent consideration, the reclamation liability, valuation of stock-based compensation, valuation of available-for-sale securities and valuation of long-term debt, HST and asset retirement obligations. Other areas requiring estimates include allocations of expenditures, depletion and amortization of mineral rights and properties.

Sch D-6

Schedule “E”

WESTERN URANIUM & VANADIUM CORP. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Western Uranium & Vanadium Corp.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Western Uranium & Vanadium Corp. (the “Company”) as of December 31, 2018 and 2017, and the related consolidated statements of operations and other comprehensive loss, shareholders’ equity and cash flows for the years then ended and the related notes thereto (collectively referred to as the consolidated financial statements.

In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company, as of December 31, 2018 and 2017, and the results of its consolidated operations and its consolidated cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Material Uncertainty Related to Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has incurred continuing losses from operations and is dependent upon future sources of equity or debt financing in order to fund its operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to those matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Chartered Professional Accountants

Licensed Public Accountants

We have served as the Company’s auditor since 2015

Mississauga, Ontario

April 1, 2019

Sch E-F-1

WESTERN URANIUM & VANADIUM CORP.

CONSOLIDATED BALANCE SHEETS

(Stated in $USD)

	As of December 31,
	2018	2017

Assets
Current assets:
Cash	$909,865	$427,020
Prepaid expenses	127,122	190,435
Marketable securities	4,781	3,123
Other current assets	93,841	64,763
Total current assets	1,135,609	685,341

Restricted cash	889,030	820,434
Mineral properties	11,681,720	11,645,218
Ablation intellectual property	9,488,051	9,488,051

Total assets	$23,194,410	$22,639,044

Liabilities and Shareholders’ Equity

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$493,320	$602,016
Current portion of notes payable	-	487,450
Deferred revenue, current portion	44,620	40,000
Total current liabilities	537,940	1,129,466

Reclamation liability	224,645	196,821
Deferred tax liability	2,708,887	2,708,887
Deferred contingent consideration	352,361	390,350
Deferred revenue, net of current portion	47,720	60,000

Total liabilities	3,871,553	4,485,524

Commitments

Shareholders’ Equity
Common stock, no par value, unlimited authorized shares, 25,977,143 and 20,510,806 shares issued as of December 31, 2018 and December 31, 2017, respectively and 25,976,837 and 20,510,500 shares outstanding as of December 31, 2018 and December 31, 2017, respectively	25,865,367	22,657,529
Treasury shares, 306 and 306 shares held in treasury as of December 31, 2018 and December 31, 2017, respectively	-	-
Accumulated deficit	(6,584,342)	(4,540,143)
Accumulated other comprehensive income	41,832	36,134
Total shareholders’ equity	19,322,857	18,153,520
Total liabilities and shareholders’ equity	$23,194,410	$22,639,044

Sch E-F-2

WESTERN URANIUM & VANADIUM CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE LOSS

(Stated in $USD)

	For the Years Ended December 31,
	2018	2017
Revenues
Lease revenue	$48,245	$20,000

Expenses
Mining expenditures	177,715	154,724
Professional fees	426,020	529,854
General and administrative	1,252,334	723,387
Consulting fees	200,251	320,534
Total operating expenses	2,056,320	1,728,499

Operating loss	(2,008,075)	(1,708,499)

Interest expense, net	36,124	60,232

Loss before income taxes	(2,044,199)	(1,768,731)

Income tax benefit	-	(1,354,443)

Net loss	(2,044,199)	(414,288)

Other comprehensive income
Foreign exchange gain	5,698	2,406

Comprehensive loss	$(2,038,501)	$(411,882)

Loss per share - basic and diluted	$(0.09)	$(0.02)

Weighted average shares outstanding, basic and diluted	23,016,594	19,569,504

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WESTERN URANIUM & VANADIUM CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Stated in $USD)

	Common Stock		Treasury Shares		Subscription	Accumulated	Accumulated Other Comprehensive
	Shares	Amount	Shares	Amount	Receivable	Deficit	Income	Total

Balance as of January 1, 2017	18,886,497	$20,927,360	-	$-	$(28,429)	$(4,125,855)	$33,728	$16,806,804

Issuance of shares to vendors and consultants	53,788	83,338	-	-	-	-	-	83,338
Receipt of subscription receivable	-	-	-	-	28,429	-	-	28,429
Sale of 634,424 units on March 31, 2017 in private placement	634,424	801,160	-	-	-	-	-	801,160
Sale of 509,763 units on September 15, 2017 in private placement	509,763	343,105	-	-	-	-	-	343,105
Sale of 426,334 units on December 29, 2017 in private placement	426,334	293,131	-	-	-	-	-	293,131
Acquisition of shares into treasury	(306)	-	306	-	-	-	-	-
Stock based compensation - stock options	-	209,435	-	-	-	-	-	209,435
Foreign exchange gain	-	-	-	-	-	-	2,406	2,406
Net loss	-	-	-	-	-	(414,288)	-	(414,288)

Balance as of December 31, 2017	20,510,500	$22,657,529	306	$-	$-	$(4,540,143)	$36,134	$18,153,520

Sale of 909,622 units on May 4, 2018 in private placement	909,622	457,608	-	-	-	-	-	457,608
Sale of 2,525,526 units on July 27, 2018 in private placement	2,525,526	1,272,210	-	-	-	-	-	1,272,210
Sale of 1,907,088 units on August 9, 2018 in private placement	1,907,088	973,513	-	-	-	-	-	973,513
Issuance of 60,832 shares of common stock in exchange of accounts payable	60,832	32,251	-	-	-	-	-	32,251
Exercise of warrants	63,269	62,168	-	-	-	-	-	62,168
Stock based compensation - stock options	-	410,088	-	-	-	-	-	410,088
Foreign exchange gain	-	-					5,698	5,698
Net loss	-	-	-	-	-	(2,044,199)	-	(2,044,199)
Balance as of December 31, 2018	25,976,837	$25,865,367	306	$-	$-	$(6,584,342)	$41,832	$19,322,857

Sch E-F-4

WESTERN URANIUM & VANADIUM CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Stated in $USD)

	For the Years Ended December 31,
	2018	2017
Cash Flows From Operating Activities:
Net loss	$(2,044,199)	$(414,288)
Reconciliation of net loss to cash used in operating activities:
Accretion of and additions to reclamation liability	27,824	9,158
Amortization of debt discount on notes payable	12,550	21,521
Stock based compensation	410,088	209,435
Change in foreign exchange on marketable securities	(1,658)	(147)
Deferred income taxes	-	(1,354,443)
Change in operating assets and liabilities:
Prepaid expenses and other current assets	34,235	(152,417)
Accounts payable and accrued liabilities, net of shares issued for accounts payable	(76,445)	(84,553)
Deferred revenue	(7,660)	100,000
Net cash used in operating activities	(1,645,265)	(1,665,734)

Cash Flows From Investing Activities:
Purchase of property and equipment	(36,502)	-
Forfeiture of reclamation bond	-	(215,976)
Net cash used in investing activities	(36,502)	(215,976)

Cash Flows From Financing Activities:
Payment of Nueco Note	-	(185,564)
Payment of EFHC Note	(500,000)	-
Issuance of Common shares, net of offering costs	2,703,331	1,437,396
Proceeds from the exercise of warrants	62,168	-
Receipt of subscription receivable	-	28,429
Net cash provided by financing activities	2,265,499	1,280,261

Effect of foreign exchange rate on cash	(32,291)	20,756

Net increase (decrease) in cash and restricted cash	551,441	(580,693)

Cash and restricted cash - beginning	1,247,454	1,828,147

Cash and restricted cash - ending	$1,798,895	$1,247,454

Cash	$909,865	$427,020
Restricted cash	889,030	820,434
Total	$1,798,895	$1,247,454

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$15,000	$15,000

Income taxes	$-	$-

Non-cash financing activities:

Shares issued for accounts payable and accrued expenses	$32,251	$83,338

Sch E-F-5

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

NOTE 1 – BUSINESS

Nature of operations

Western Uranium & Vanadium Corp. (“Western” or the “Company”, formerly Western Uranium Corporation) was incorporated in December 2006 under the Ontario Business Corporations Act. On November 20, 2014, the Company completed a listing process on the Canadian Securities Exchange (“CSE”). As part of that process, the Company acquired 100% of the members’ interests of Pinon Ridge Mining LLC (“PRM”), a Delaware limited liability company. The transaction constituted a reverse takeover (“RTO”) of Western by PRM. Subsequent to obtaining appropriate shareholder approvals, the Company reconstituted its Board of Directors and senior management team. Effective September 16, 2015, Western completed its acquisition of Black Range Minerals Limited (“Black Range”).

The Company has registered offices at 330 Bay Street, Suite 1400, Toronto, Ontario, Canada, M5H 2S8 and its common shares are listed on the CSE under the symbol “WUC.” On April 22, 2016, the Company’s shares of common stock began trading on the OTC Pink Open Market, and on May 23, 2016, the Company’s common stock was approved for the commencement of trading on the OTCQX Best Market. Its principal business activity is the acquisition and development of uranium and vanadium resource properties in the states of Utah and Colorado in the United States of America (“United States”).

On June 28, 2016, the Company’s registration statement became effective and Western became a United States reporting issuer. Thereafter, the Company was approved for Depository Trust Company eligibility through the Depository Trust and Clearing Corporation, which facilitates electronic book-entry delivery, settlement and depository services for shares in the United States.

On June 29, 2018, the shareholders of the Company approved the name change of the Company from “Western Uranium Corporation” to “Western Uranium & Vanadium Corp.” The name change became effective in Ontario, Canada on October 1, 2018; thereafter on October 4, 2018 Western’s shares started trading under the new name on the CSE and OTCQX and the Company announced the name change by news release.

Note 2 – Liquidity and going concern

The Company has incurred continuing losses from its operations and as of December 31, 2018, the Company had an accumulated deficit of $6,584,342 and working capital of $597,669.

Since inception, the Company has met its liquidity requirements principally through the issuance of notes and the sale of its shares of common stock.

On May 4, 2018, the Company completed a private placement of 909,622 units at a price of CAD $0.68 (USD $0.53) per unit for gross proceeds of CAD $618,543 (USD $481,560). Each unit consisted of one common share and a warrant to purchase one-half of one common share. Each warrant is exercisable at a price of CAD $1.15 and expires two years from the date of issuance.

On July 27, 2018, the Company completed a private placement of 2,525,526 units at a price of CAD $0.68 (USD $0.52) per unit for gross proceeds of CAD $1,717,358 (USD $1,319,096). Each unit consisted of one common share and a warrant to purchase one-half of one common share. Each warrant is exercisable at a price of CAD $1.15 and expires two years from the date of issuance.

On August 9, 2018, the Company completed a private placement of 1,907,088 units at a price of CAD $0.68 (USD $0.52) per unit for gross proceeds of CAD $1,296,820 (USD $1,000,000). Each unit consisted of one common share and a warrant to purchase one-half of one common share. Each warrant is exercisable at a price of CAD $1.15 and expires two years from the date of issuance.

Sch E-F-6

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

Note 2 – Liquidity and going concern, CONTINUED

The Company’s ability to continue its operations and to pay its obligations when they become due is contingent upon the Company obtaining additional financing. Management’s plans include seeking to procure additional funds through debt and equity financings, to secure regulatory approval to fully utilize its ablation technology and to initiate the processing of ore to generate operating cash flows.

There are no assurances that the Company will be able to raise capital on terms acceptable to the Company or at all, or that cash flows generated from its operations will be sufficient to meet its current operating costs and required debt service. If the Company is unable to obtain sufficient amounts of additional capital, it may be required to reduce the scope of its planned product development, which could harm its financial condition and operating results, or it may not be able to continue to fund its ongoing operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern to sustain operations for at least one year from the issuance of these consolidated financial statements. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Note 3 – SUMMARY OF Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

These consolidated financial statements are presented in United States dollars and have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”).

The accompanying consolidated financial statements include the accounts of Western and its wholly-owned subsidiaries, Western Uranium Corp. (Utah), PRM, Black Range, Black Range Copper Inc., Ranger Resources Inc., Black Range Minerals Inc., Black Range Minerals Colorado LLC, Black Range Minerals Wyoming LLC, Haggerty Resources LLC, Ranger Alaska LLC, Black Range Minerals Utah LLC, Black Range Minerals Ablation Holdings Inc. and Black Range Development Utah LLC. All significant inter-company transactions and balances have been eliminated upon consolidation.

The Company has established the existence of mineralized materials for certain uranium projects. The Company has not established proven or probable reserves, as defined by the United States Securities and Exchange Commission (the “SEC”) under Industry Guide 7, through the completion of a “final” or “bankable” feasibility study for any of its uranium projects.

Exploration Stage

In accordance with U.S. GAAP, expenditures relating to the acquisition of mineral rights are initially capitalized as incurred while exploration and pre-extraction expenditures are expensed as incurred until such time the Company exits the Exploration Stage by establishing proven or probable reserves. Expenditures relating to exploration activities such as drill programs to search for additional mineralized materials are expensed as incurred. Expenditures relating to pre-extraction activities such as the construction of mine wellfields, ion exchange facilities and disposal wells are expensed as incurred until such time proven or probable reserves are established for that uranium project, after which subsequent expenditures relating to mine development activities for that particular project are capitalized as incurred.

Sch E-F-7

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

Note 3 – SUMMARY OF Significant Accounting Policies, Continued

Exploration Stage, continued

Companies in the Production Stage as defined under Industry Guide 7, having established proven and probable reserves and exited the Exploration Stage, typically capitalize expenditures relating to ongoing development activities, with corresponding depletion calculated over proven and probable reserves using the units-of-production method and allocated to future reporting periods to inventory and, as that inventory is sold, to cost of goods sold. The Company is in the Exploration Stage which has resulted in the Company reporting larger losses than if it had been in the Production Stage due to the expensing, instead of capitalizing, of expenditures relating to ongoing mill and mine development activities. Additionally, there would be no corresponding amortization allocated to future reporting periods of the Company since those costs would have been expensed previously, resulting in both lower inventory costs and cost of goods sold and results of operations with higher gross profits and lower losses than if the Company had been in the Production Stage. Any capitalized costs, such as expenditures relating to the acquisition of mineral rights, are depleted over the estimated extraction life using the straight-line method. As a result, the Company’s consolidated financial statements may not be directly comparable to the financial statements of companies in the Production Stage.

Use of Estimates

The preparation of these consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. By their nature, these estimates are subject to measurement uncertainty and the effects on the financial statements of changes in such estimates in future periods could be significant. Significant areas requiring management’s estimates and assumptions include determining the fair value of transactions involving common stock, assessment of the useful life and evaluation for impairment of intangible assets, valuation and impairment assessments on mineral properties, deferred contingent consideration, and the reclamation liability, valuation of stock-based compensation, valuation of available-for-sale securities and valuation of long-term debt. Other areas requiring estimates include allocations of expenditures, depletion and amortization of mineral rights and properties. Actual results could differ from those estimates.

Foreign Currency Translation

The reporting currency of the Company, including its subsidiaries, is the United States dollar. The financial statements of subsidiaries located outside of the U.S. are measured in their functional currency, which is the local currency. The functional currency of the parent (Western Uranium & Vanadium Corp. (Ontario)) is the Canadian dollar. Monetary assets and liabilities of these subsidiaries are translated at the exchange rates at the balance sheet date. Income and expense items are translated using average monthly exchange rates. Non-monetary assets are translated at their historical exchange rates. Translation adjustments are included in accumulated other comprehensive loss in the consolidated balance sheets.

Segment Information

The Company determines its reporting units in accordance with FASB ASC 280, “Segment Reporting” (“ASC 280”). The Company evaluates a reporting unit by first identifying its operating segments under ASC 280. The Company then evaluates each operating segment to determine if it includes one or more components that constitute a business. If there are components within an operating segment that meet the definition of a business, the Company evaluates those components to determine if they must be aggregated into one or more reporting units. If applicable, when determining if it is appropriate to aggregate different operating segments, the Company determines if the segments are economically similar and, if so, the operating segments are aggregated. The Company has one operating segment and reporting unit. The Company operates in one reportable business segment; the Company is in the business of exploring, developing, mining and the production of its uranium and vanadium resource properties, including the utilization of the Company’s ablation technology in its mining processes. The Company is organized and operated as one business. Management reviews its business as a single operating segment, using financial and other information rendered meaningful only by the fact that such information is presented and reviewed in the aggregate.

Sch E-F-8

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

Note 3 – SUMMARY OF Significant Accounting Policies, continued

Cash and Cash Equivalents

The Company considers all highly-liquid instruments with an original maturity of three months or less at the time of issuance to be cash equivalents. As of December 31, 2018 and 2017, the Company had no cash equivalents.

Marketable Securities

The Company classifies its marketable securities as available-for-sale securities, which are carried at their fair value based on the quoted market prices of the securities with unrealized gains and losses reported as accumulated comprehensive income (loss), a separate component of shareholders’ equity. Realized gains and losses on available-for-sale securities are included in net earnings in the period earned or incurred.

Restricted Cash

Certain cash balances are restricted as they relate to deposits with banks that have been assigned to state reclamation authorities in the United States to secure various reclamation guarantees with respect to mineral properties in Utah, Alaska and Colorado. As these funds are not available for general corporate purposes and secure the long term reclamation liability (see Note 6), they have been separately disclosed and classified as long-term.

Revenue Recognition

The Company leases certain of its mineral properties for the exploration and production of oil and gas reserves. The Company accounts for lease revenue in accordance with ASC 840 “Leases”. Lease payments received in advance are deferred and recognized on a straight – line basis over the related lease term associated with the prepayment. Royalty payments are recognized as revenues when received.

Fair Values of Financial Instruments

The carrying amounts of cash, restricted cash, accounts payable, accrued liabilities, and notes payable approximate their fair value due to the short-term nature of these instruments. Marketable securities are adjusted to fair value at each balance sheet date based on quoted prices which are considered level 1 inputs. The reclamation deposits, which are reflected in restricted cash on the consolidated balance sheets, are deposits mainly invested in certificates of deposit at major financial institutions and their fair values were estimated to approximate their carrying values. The Company’s operations and financing activities are conducted primarily in United States dollars and as a result, the Company is not subject to significant exposure to market risks from changes in foreign currency rates. The Company is exposed to credit risk through its cash and restricted cash, but mitigates this risk by keeping these deposits at major financial institutions.

ASC 820 “Fair Value Measurements and Disclosures” provides the framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements).

Fair value is defined as an exit price, representing the amount that would be received upon the sale of an asset or payment to transfer a liability in an orderly transaction between market participants. Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or liability. A three-tier fair value hierarchy is used to prioritize the inputs in measuring fair value as follows:

Sch E-F-9

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

Note 3 – SUMMARY OF Significant Accounting Policies, continued

Fair Values of Financial Instruments

Level 1 Quoted prices in active markets for identical assets or liabilities.

Level 2 Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable, either directly or indirectly.

Level 3 Significant unobservable inputs that cannot be corroborated by market data.

The fair value of the Company’s financial instruments are as follows:

	Quoted Prices in Active Markets for Identical Assets or Liabilities (Level 1)	Quoted Prices for Similar Assets or Liabilities in Active Markets (Level 2)	Significant Unobservable Inputs (Level 3)
Marketable securities as of December 31, 2018	$4,781	$-	$-

Marketable securities as of December 31, 2017	$3,123	$-	$-

Mineral Properties

Acquisition costs of mineral properties are capitalized as incurred while exploration and pre-extraction expenditures are expensed as incurred until such time the Company exits the Exploration Stage by establishing proven or probable reserves, as defined by the SEC under Industry Guide 7, through the completion of a “final” or “bankable” feasibility study. Expenditures relating to exploration activities are expensed as incurred and expenditures relating to pre-extraction activities are expensed as incurred until such time proven or probable reserves are established for that project, after which subsequent expenditures relating to development activities for that particular project are capitalized as incurred.

Where proven and probable reserves have been established, the project’s capitalized expenditures are depleted over proven and probable reserves upon commencement of production using the units-of-production method. Where proven and probable reserves have not been established, such capitalized expenditures are depleted over the estimated production life upon commencement of extraction using the straight-line method. The Company has not established proven or probable reserves for any of its projects.

The carrying values of the mineral properties are assessed for impairment by management.

Impairment of Long-Lived Assets

The Company reviews and evaluates its long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. Impairment is considered to exist if the total estimated future cash flows on an undiscounted basis are less than the carrying amount of the assets. An impairment loss is measured and recorded based on discounted estimated future cash flows or upon an estimate of fair value that may be received in an exchange transaction. Future cash flows are estimated based on estimated quantities of recoverable minerals, expected U3O8 prices (considering current and historical prices, trends and related factors), production levels, operating costs of production and capital and restoration and reclamation costs, based upon the projected remaining future uranium production from each project. The Company’s long-lived assets (which include its mineral assets and ablation intellectual property) were acquired during the end of 2014 and in 2015 in arms-length transactions. As of December 31, 2018, the Company evaluated the total estimated future cash flows on an undiscounted basis for its mineral properties and ablation intellectual property and determined that no impairment was deemed to exist. Estimates and assumptions used to assess recoverability of the Company’s long-lived assets and measure fair value of our uranium properties are subject to risk uncertainty. Changes in these estimates and assumptions could result in the impairment of its long-lived assets. In estimating future cash flows, assets are grouped at the lowest level for which there are identifiable cash flows that are largely independent of future cash flows from other asset groups.

Sch E-F-10

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

Note 3 – SUMMARY OF Significant Accounting Policies, continued

Income Taxes

The Company utilizes an asset and liability approach for financial accounting and reporting for income taxes. The provision for income taxes is based upon income or loss after adjustment for those permanent items that are not considered in the determination of taxable income. Deferred income taxes represent the tax effects of differences between the financial reporting and tax basis of the Company’s assets and liabilities at the enacted tax rates in effect for the years in which the differences are expected to reverse.

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance when it is more likely than not that some portion or all the deferred tax assets will not be realized. Management makes judgments as to the interpretation of the tax laws that might be challenged upon an audit and cause changes to previous estimates of tax liability. In management’s opinion, adequate provisions for income taxes have been made. If actual taxable income by tax jurisdiction varies from estimates, additional allowances or reversals of reserves may be necessary.

Tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon settlement. A liability for “unrecognized tax benefits” is recorded for any tax benefits claimed in the Company’s tax returns that do not meet these recognition and measurement standards. As of December 31, 2018 and December 31, 2017, no liability for unrecognized tax benefits was required to be reported.

The Company’s policy for recording interest and penalties associated with tax audits is to record such items as a component of general and administrative expense. There were no amounts accrued for penalties and interest for the years ended December 31, 2018 and 2017. The Company does not expect its uncertain tax position to change during the next twelve months. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

The Company has identified its federal tax return and its state tax returns in Colorado and Utah as its “major” tax jurisdictions, and such returns for the years 2014 through 2018 remain subject to examination.

The Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act reduced the U.S. federal corporate tax rate from 35% to 21%. As December 31, 2017, the Company had made a reasonable estimate of the effects of the Tax Act. This estimate incorporates assumptions made based upon the Company’s current interpretation of the Tax Act and may change as the Company may receive additional clarification and implementation guidance and as the interpretation of the Tax Act evolves. In accordance with SEC Staff Accounting Bulletin No. 118, the Company has finalized the accounting for the effects of the Tax Act during the fourth quarter of 2018. Future adjustments made to the provisional effects will be reported as a component of income tax expense in the reporting period in which any such adjustments are determined.

Restoration and Remediation Costs (Asset Retirement Obligations)

Various federal and state mining laws and regulations require the Company to reclaim the surface areas and restore underground water quality for its mine projects to the pre-existing mine area average quality after the completion of mining.

Future reclamation and remediation costs, which include extraction equipment removal and environmental remediation, are accrued at the end of each period based on management’s best estimate of the costs expected to be incurred for each project. Such estimates are determined by the Company’s engineering studies which consider the costs of future surface and groundwater activities, current regulations, actual expenses incurred, and technology and industry standards.

In accordance with ASC 410, Asset Retirement and Environmental Obligations, the Company capitalizes the measured fair value of asset retirement obligations to mineral properties. The asset retirement obligations are accreted to an undiscounted value until the time at which they are expected to be settled. The accretion expense is charged to earnings and the actual retirement costs are recorded against the asset retirement obligations when incurred. Any difference between the recorded asset retirement obligations and the actual retirement costs incurred will be recorded as a gain or loss in the period of settlement.

Sch E-F-11

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

Note 3 – SUMMARY OF Significant Accounting Policies, continued

Restoration and Remediation Costs (Asset Retirement Obligations), continued

At each reporting period, the Company reviews the assumptions used to estimate the expected cash flows required to settle the asset retirement obligations, including changes in estimated probabilities, amounts and timing of the settlement of the asset retirement obligations, as well as changes in the legal obligation requirements at each of its mineral properties. Changes in any one or more of these assumptions may cause revision of asset retirement obligations for the corresponding assets.

Deferred Financing Costs

Deferred financing costs represent costs incurred in connection with the issuance of debt. Once the associated debt instrument is issued, these costs would be recorded as a debt discount and amortized to interest expense using the effective interest method over the term of the related debt instrument. Upon the abandonment of a pending financing transaction, the related deferred financing costs would be charged to general and administrative expense.

The Company may also issue warrants or other equity instruments in connection with the issuance of debt instruments. The equity instruments are recorded at their relative fair market value on the date of issuance which results in a debt discount which is amortized to interest expense using the effective interest method.

Stock-Based Compensation

The Company follows ASC 718, Compensation - Stock Compensation, which addresses the accounting for stock-based payment transactions, requiring such transactions to be accounted for using the fair value method. Awards of shares for property or services are recorded at the more readily measurable of the fair value of the stock and the fair value of the service. The Company uses the Black-Scholes option-pricing model to determine the grant date fair value of stock-based awards under ASC 718. The fair value is charged to earnings depending on the terms and conditions of the award, and the nature of the relationship of the recipient of the award to the Company. The Company records the grant date fair value in line with the period over which it was earned. For employees and management, this is typically considered to be the vesting period of the award. For consultants the fair value of the award is recorded over the term of the service period, and unvested amounts are revalued at each reporting period over the service period. The Company estimates the expected forfeitures and updates the valuation accordingly.

Sch E-F-12

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

Note 3 – SUMMARY OF Significant Accounting Policies, continued

Loss per Share

Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share is computed using the weighted average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options and warrants (using the treasury stock method). The computation of basic net loss per share for the years ended December 31, 2018 and 2017 excludes potentially dilutive securities. The computations of net loss per share for each period presented is the same for both basic and fully diluted.

Potentially dilutive securities outlined in the table below have been excluded from the computation of diluted net loss per share because the effect of their inclusion would have been anti-dilutive.

	For the Years Ended December 31,
	2018	2017
Warrants to purchase shares of common stock	6,798,401	4,095,563
Options to purchase shares of common stock	2,416,664	1,846,996
Total potentially dilutive securities	9,215,065	5,942,559

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting pronouncements, when adopted, will have a material effect on the accompanying consolidated financial statements, other than those disclosed below.

In June 2016, the FASB issued ASU No. 2016-13, "Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments" (“ASU 2016-13”). ASU 2016-13 replaces the incurred loss model with an expected loss model, which is referred to as the current expected credit loss (CECL) model. The CECL model is applicable to the measurement of credit losses on financial assets measured at amortized cost, including loan receivables, held-to-maturity debt securities, and reinsurance receivables. It also applies to off-balance sheet credit exposures not accounted for as insurance (such as loan commitments, standby letters of credit, financial guarantees, and other similar instruments) and net investments in leases recognized by a lessor. For public business entities that meet the definition of an SEC filer, the standard will be effective for fiscal years beginning after Dec. 15, 2019, including interim periods in those fiscal years. For debt securities with other-than-temporary impairment, the guidance will be applied prospectively. Existing purchased credit impaired (PCI) assets will be grandfathered and classified as purchased credit deteriorated (PCD) assets at the date of adoption. The asset will be grossed up for the allowance for expected credit losses for all PCD assets at the date of adoption and will continue to recognize the noncredit discount in interest income based on the yield of such assets as of the adoption date. Subsequent changes in expected credit losses will be recorded through the allowance. For all other assets within the scope of CECL, a cumulative-effect adjustment will be recognized in retained earnings as of the beginning of the first reporting period in which the guidance is effective. The Company does not believe ASU 2016-13 will have a material effect on its consolidated financial statements.

In August 2016 the FASB issued Topic ASU No. 2016-15 “Statement of Cash Flows (Topic 230) – Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”). ASU 2016-15 clarifies diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The Company adopted ASU 2016-15 on January 1, 2018 and it has not had a material impact on its consolidated statements of cash flows.

In November 2016, the FASB issued ASU No. 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash” (“ASU 2016-18”). ASU 2016-18 amends the classification and presentation of changes in restricted cash or restricted cash equivalents in the statement of cash flows. The Company adopted ASU 2016-18 on January 1, 2018 and it has not had a material impact on its consolidated statements of cash flows.

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “ASU” No. 2014-09, Revenue from Contracts with Customers (Topic 606) which was subsequently amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, ASU 2016-12, ASU 2016-20, and ASU 2017-13. These ASUs outline a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. The guidance includes a five-step framework that requires an entity to: (i) identify the contract(s) with a customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract, and (v) recognize revenue when the entity satisfies a performance obligation.

Sch E-F-13

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

Note 3 – SUMMARY OF Significant Accounting Policies, continued

Recent Accounting Pronouncements, continued

In July 2015, the FASB deferred the effective date of ASU 2014-09 to annual reporting periods beginning after December 15, 2017. A full retrospective or modified retrospective approach is required. The Company has adopted ASU No. 2014-09 effective January 1, 2018. The Company has elected to apply the modified retrospective method and there was no impact on the consolidated financial statements. Accordingly, the new revenue standard has been applied prospectively in the Company’s consolidated financial statements from January 1, 2018 forward and reported financial information for historical comparable periods will not be revised and will continue to be reported under the accounting standards in effect during those historical periods. The Company performed an analysis and determined that its revenues are not within the scope of ASC 606, and as such, the Company determined that its methods of recognizing revenues have not been impacted by the new guidance.

In February 2018, the FASB issued ASU 2018-03, Technical Corrections and Improvements to Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2018-03”). ASU 2018-03 provided targeted improvements to address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Specifically, the amendments include clarifications related to: measurement elections, transition requirements, and adjustments associated with equity securities without readily determinable fair values; fair value measurement requirements for forward contracts and purchased options on equity securities; presentation requirements for hybrid financial liabilities for which the fair value option has been elected; and measurement requirements for liabilities denominated in a foreign currency for which the fair value option has been elected. The adoption of these amendments did not have a material impact on the Company's consolidated financial statements.

In July 2018, the FASB issued ASU 2018-10 Leases (Topic 842), Codification Improvements and ASU 2018-11 Leases (Topic 842), Targeted Improvements, to provide additional guidance for the adoption of Topic 842. ASU 2018-10 clarifies certain provisions and correct unintended applications of the guidance such as the application of implicit rate, lessee reassessment of lease classification, and certain transition adjustments that should be recognized to earnings rather than to stockholders’ (deficit) equity. ASU 2018-11 provides an alternative transition method and practical expedient for separating contract components for the adoption of Topic 842. In February 2016, the FASB issued ASU 2016-02 Leases (Topic 842) which requires an entity to recognize assets and liabilities arising from a lease for both financing and operating leases with terms greater than 12 months. ASU 2018-11, ASU 2018-10, and ASU 2016-02 (collectively, “the new lease standards”) are effective for fiscal years beginning after December 15, 2018, with early adoption permitted. The Company has evaluated the effects of ASU 2018-10, and determined that there are no material impacts to the consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The ASU was issued to improve the effectiveness of disclosures surrounding fair value measurements. The ASU removes numerous disclosures from Topic 820 including; transfers between level 1 and 2 of the fair value hierarchy, the policy for timing of transfers between levels, and the valuation process for level 3 fair value measurements. The ASU also modified and added disclosure requirements in regards to changes in unrealized gains and losses included in other comprehensive income, as well as the range and weighted average of unobservable inputs for level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The guidance is not expected to have a significant impact on the Company's consolidated financial statements.

NOTE 4 - MINERAL ASSETS, ABLATION INTELLECTUAL PROPERTY AND OTHER PROPERTY

The Company’s mining properties acquired on August 18, 2014 that the Company retains as of December 31, 2018, include: San Rafael Uranium Project located in Emery County, Utah; The Sunday Mine Complex located in western San Miguel County, Colorado; The Van 4 Mine located in western Montrose County, Colorado; The Sage Mine project located in San Juan County, Utah, and San Miguel County, Colorado. These mining properties include leased land in the states of Colorado and Utah. None of these mining properties were operational at the date of acquisition.

The Company’s mining properties acquired on September 16, 2015 that the Company retains as of December 31, 2018, include Hansen, North Hansen, High Park, Hansen Picnic Tree, a nd Taylor Ranch, located in Fremont and Teller Counties, Colorado. The Company also acquired the Keota project located in Weld County, Wyoming and the Ferris Haggerty project located in Carbon County Wyoming. These mining assets include both owned and leased land in the states of Utah, Colorado and Wyoming. All of the mining assets represent properties which have previously been mined to different degrees for uranium.

As the Company has not formally established proven or probable reserves on any of its properties, there is inherent uncertainty as to whether or not any mineralized material can be economically extracted as originally planned and anticipated.

On September 16, 2015, in connection with the Company’s acquisition of Black Range, the Company assumed an option and exploration agreement (the “Option and Exploration Agreement”) with STB Minerals, LLC, a Colorado limited liability company (“STB”). The Option and Exploration Agreement gives the Company the right to purchase 51% of the mineral rights of specific areas of the Hansen and Picnic Tree deposits (for which the Company already holds 49% of the rights). If the Company were to exercise its option under the Option and Exploration Agreement, it would require the Company to (a) make a cash payment of $2,500,000 immediately upon exercise; (b) issue shares of common stock to STB amounting to a value of $3,750,000 immediately upon exercise; and (c) issue shares of common stock to STB amounting to a value of $3,750,000 on the date that is 180 days following exercise. The Option and Exploration Agreement was scheduled to expire by its terms on July 28, 2017 if not exercised.

Sch E-F-14

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

NOTE 4 - MINERAL ASSETS, ABLATION INTELLECTUAL PROPERTY AND OTHER PROPERTY, CONTINUED

The Option and Exploration Agreement provided an extension for an “event of force majeure”.  Under this clause, the Company would receive an extension of the period during which it could exercise its option if it experiences an unreasonable delay outside its control that prevents it from exercising the option.  On May 10, 2017, the Company provided to STB a notice that it was exercising the force majeure clause due to the delay by government regulators in licensing the Company’s ablation technology and permitting mining at the Hansen property. STB has contested the Company’s finding that an event of force majeure has occurred. Ongoing negotiations continued until September 21, 2017 when the Company and STB agreed to settle the matter through the pre-established arbitration mechanism. Prior to the commencement of arbitration, a settlement was agreed to on February 28, 2018 through the execution of an Amendment of Option and Exploration Agreement. As consideration, the Company paid STB a $20,000 extension payment and granted STB the right to seek a bona fide written offer over the remaining term, and agreed to the removal of the force majeure clause from the agreement. The Company received an extension until July 28, 2019 and a right of first refusal to match any bona fide written offer. Hence the Company already controls 49% of the resource property and retains an option to purchase the 51% of the resource property that the Company does not already control for the duration of the agreement. Further the Company believes the execution of this agreement is without financial implications, and as such, the Company has not made any adjustment to these consolidated financials related to this matter.

A prior owner of the Van 4 Mine had been granted a first Temporary Cessation from reclamation of the mine by the Colorado Mined Land Reclamation Board (“MLRB”) which was set to expire June 23, 2017. Prior to its expiration, PRM formally requested an extension through a second Temporary Cessation. PRM subsequently participated in a public process which culminated in a hearing on July 26, 2017. Prior to the hearing, three non-profit organizations who pursue environmental and conservation objectives filed a brief objecting to the extension. The MLRB board members voted to grant a second five-year Temporary Cessation for the Van 4 Mine. Thereafter the three objecting parties filed a lawsuit on September 18, 2017. The MLRB was named as the defendant and PRM was named as a party to the case due to the Colorado law requirement that any lawsuit filed after a hearing include all of the parties to the proceeding. The plaintiff organizations were seeking for the court to set aside the board order granting a second five-year temporary cessation period to PRM for the Van 4 Mine. The Colorado state Attorney General was defending this action in the Denver Colorado District Court. On May 8, 2018, the Denver Colorado District Court ruled in favor of PRM, whereby the additional five-year temporary cessation period was granted.

The Company’s mineral properties and ablation intellectual property are:

	As of December 31,
	2018	2017
Mineral properties	$11,681,720	$11,645,218
Ablation intellectual property	$9,488,051	$9,488,051

Oil and Gas Lease and Easement

On July 18, 2017, an oil and gas lease became effective with respect to minerals and mineral rights owned by the Company of approximately 160 surface acres of the Company’s property in Colorado. As consideration for entering into the lease, the Company received $120,000 during the third quarter of 2017. The lease will be in force for an initial term of three years and may be extended by the lessee at 150% of the initial rate. The lessee has also agreed to pay the Company a royalty of 18.75% of the lessee’s revenue attributed to oil and gas produced, saved, and sold attributable to the net mineral interest. The Company is recognizing the initial payment incrementally over the term of the lease.

On February 26, 2018, the Company entered into a further agreement with the same entity as the oil and gas lease to provide them with an easement to an additional part of the Company’s property solely for the purposes of transporting the oil and gas extracted via a pipeline. As consideration for the easement, the Company received $36,960 during the first quarter of 2018. The Company is recognizing this payment incrementally over the eight year term of the easement.

During the years ended December 31, 2018 and 2017 the Company recognized aggregate revenue of $48,245 and $20,000, respectively, under these oil and gas lease arrangements.

Sch E-F-15

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

NOTE 4 - MINERAL ASSETS, ABLATION INTELLECTUAL PROPERTY AND OTHER PROPERTY, CONTINUED

Right-of-way grant agreement

On July 1, 2018, the Company entered into a right of way agreement with a third party, whereby, the Company has granted “right of way” access to a portion of its mineral properties in exchange for an up front payment of $3,624. The Company is recognizing this payment incrementally over the term of the right-of-way agreement.

Reclamation Liabilities

The Company’s mines are subject to certain asset retirement obligations, which the Company has recorded as reclamation liabilities. The reclamation liabilities of the United States mines are subject to legal and regulatory requirements and estimates of the costs of reclamation are reviewed periodically by the applicable regulatory authorities. The reclamation liability represents the Company’s best estimate of the present value of future reclamation costs in connection with the mineral properties. The Company determined the gross reclamation liabilities of the mineral properties as of December 31, 2018 and December 31, 2017, to be approximately $889,030 and $820,434, respectively. During the years ended December 31, 2018 and 2017, the accretion of the reclamation liabilities was $11,030 and $9,158, respectively. The Company expects to begin incurring the reclamation liability after 2054 and accordingly, has discounted the gross liabilities over their remaining lives using a discount rate of 5.4% to net discounted aggregated values as of December 31, 2018 and December 31, 2017 of $224,645 and $196,821, respectively. The gross reclamation liabilities as of December 31, 2018 and 2017 are secured by certificates of deposit in the amount of $889,030 and $820,434, respectively.

On April 11, 2018, the Company received notice from the Colorado Division of Reclamation, Mining and Safety (“CDRMS”) in regard to its reclamation liability. CDRMS has recalculated the Company’s estimated future reclamation liability, which would require the Company to increase its certificates of deposit that secure its reclamation liability by $68,517. The Company had until June 8, 2018 to comply with or appeal the determination. On August 7, 2018, the Company paid CDRMS $68,517 in additional reclamation bonds to satisfy their requirement.

Reclamation liability activity for the years ended December 31, 2018 and 2017 consists of:

	For the Years Ended December 31,
	2018	2017
Beginning balance	$196,821	$403,639
Increase in reclamation liability required by CDRMS	16,794	-
Accretion	11,030	9,158
Write-off of Alaska reclamation liability	-	(215,976)
Ending Balance	$224,645	$196,821

NOTE 5 - Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities consisted of:

	As of
	December 31, 2018	December 31, 2017
Trade accounts payable	$326,250	$453,618
Accrued liabilities	167,070	148,398
	$493,320	$602,016

Sch E-F-16

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

NOTE 6 - Notes Payable

EFHC Note

On August 18, 2014, in connection with the purchase of certain of the mineral properties, the Company entered into a note payable with Energy Fuels Holding Corporation (“EFHC”) (the “EFHC Note”) for $500,000. The EFHC Note bears interest at a rate of 3.0% per annum and is secured by a first priority interest in certain of the Company’s mineral properties. On the date of the purchase, the Company recorded the EFHC Note net of a discount for interest of $73,971 at a rate of 4% per annum, resulting in a total effective interest rate of 7% per annum. The discount is being amortized using the effective interest method over the life of the loan. All principal on the EFHC Note was due and payable on August 18, 2018 and interest on the EFHC Note was due and payable annually beginning August 18, 2015. Prior to the original August 18, 2018 maturity, the Company and EFHC modified the EFHC Note to extend the maturity date to September 4, 2018. On August 31, 2018, the Company paid the EFHC Note in full.

Notes Payable Summary

Notes payable consisted of:

	Principal	Discount	Balance, Net of Discount	Current	Non-Current
December 31, 2017	$500,000	$12,550	$487,450	$487,450	$-

As of December 31, 2018, there were no notes payable outstanding.

The Company’s total interest expense, net, consisted of:

	For the Years Ended December 31,
	2018	2017
Interest expense, notes payable	$13,830	$17,162
Amortization of discount on notes payable	12,550	34,771
Accretion of reclamation liabilities	11,030	9,158
Other interest expense	-	1,074
Interest income	(1,286)	(1,933)
Interest expense, net	$36,124	$60,232

Sch E-F-17

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

NOTE 7 - COMMITMENTS

Consulting Agreement with Executive Chairman

On July 28, 2017, Russell Fryer was appointed the Company’s Executive Chairman. On November 13, 2017, the Company entered into a consulting agreement with an affiliate of Mr. Fryer. The agreement became effective on July 28, 2017 and, pursuant to its terms, expires on December 31, 2018. The agreement may be terminated by either party with 90 days’ notice. The agreement provides for compensation of $15,000 per month and an annual bonus at the discretion of the Board of Directors. Pursuant to the agreement, if a change of control occurs wherein the consideration in such change of control is more than USD $2.00 per share, the Company is required to pay a lump sum in the amount of $350,000. On January 29, 2018, the Company provided the requisite 90-day notification to terminate the consulting agreement, effective April 30, 2018. On May 1, 2018, following the termination of this consulting contract, Mr. Fryer resigned as director and executive chairman of the Board of Directors.

Vanadium Joint Venture

On June 1, 2018, the Company signed a letter agreement with Battery Mineral Resource Nevada, Inc. (“BMR”) to form a joint venture for vanadium development at the Sage Mine.

Pursuant to the agreement, BMR will underwrite the cost of scoping, engineering and technical studies during the due diligence period to prepare for commencing pre-production work for resumption of production. Subsequent to the due diligence work program, BMR has the option to enter into a definitive joint venture agreement which will trigger an additional buy-in payment to the Company. Thereafter BMR and the Company will divide joint venture expenditures 50/50 and divide vanadium offtake 65/35 and uranium offtake 10/90. The higher percentage of vanadium offtake for BMR aligns with its rechargeable battery and energy storage mandate. The agreed deal structure compensates the Company for the differential in the offtake percentage. The agreement provides BMR an additional period to exercise a short-term option to purchase the entire Sage Mine Project. BMR also retains the right to not proceed beyond due diligence.

Since the agreement was signed during the first week of June, vanadium prices have risen from over $14 per pound to over $18 per pound.  Consequently, rather than pursuing a joint venture, BMR provided notification of their desire to exercise the purchase option. Both parties were working toward the completion of a definitive agreement for the Sage Mine Project. On September 13, 2018, the Company and BMR mutually terminated the letter agreement and ceased negotiations.

Supply Contract

In December 2015, the Company signed a uranium concentrates supply agreement with a major U.S. utility for delivery commencing in 2018 and continuing for a five year period through 2022. As the Company is not currently in production, a partial assignment agreement was put in place whereby the assignee accepted the Company’s right to the Year 1 delivery of 125,000 pounds of natural uranium concentrates. The delivery was made on May 1, 2018 and the assignee was paid the full consideration under the agreement. The Company did not recognize any gain or loss on this transaction. A partial assignment agreement was put in place whereby the assignee accepted the Company’s right to the Year 2 delivery of 125,000 pounds of natural uranium concentrates. The delivery will be made and the assignee will be paid the full consideration under the agreement. The Company will not recognize any gain or loss on this transaction.

Sch E-F-18

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

NOTE 8 - SHARE CAPITAL AND OTHER EQUITY INSTRUMENTS

Authorized Capital

The holders of the Company’s common stock are entitled to one vote per share. Holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of legally available funds. Upon the liquidation, dissolution, or winding up of the Company, holders of common stock are entitled to share rateably in all assets of the Company that are legally available for distribution. As of December 31, 2018 and 2017, an unlimited number of common shares were authorized for issuance.

Shares issued for Accounts Payable

On February 7, 2017, the Company issued 53,788 shares of its common stock in exchange for approximately $83,338 of its accounts payable outstanding with certain creditors.

On May 4, 2018, the Company issued 60,832 shares of its common stock in exchange for approximately $32,251 of its accounts payable outstanding with certain creditors.

Private Placement

On March 31, 2017, the Company completed a private placement of 634,424 units at a price of CAD $1.75 (USD $1.35) per unit for gross proceeds of CAD $1,110,263 (USD $835,805) and net proceeds of CAD $1,066,223 (USD $801,160). Each unit consisted of one share of the Company’s common stock and a warrant for the purchase of one share of the Company’s common stock. Each warrant is immediately exercisable at a price of CAD $3.25 and expires five years from the date of issuance.

On September 15, 2017, the Company completed a private placement of 509,763 units at a price of CAD $0.90 (USD $0.74) per unit for gross proceeds of CAD $458,787 (USD $376,022) and net proceeds of CAD $418,880 (USD $343,105). Each unit consisted of one share of common stock and one warrant. Each warrant is immediately exercisable at a price of CAD $1.40 and expires five years from the date of issuance. The Company also issued broker warrants to purchase 21,751 shares of common stock at a price of CAD $1.40 per common share, which expire two years from the date of issuance.

On December 29, 2017, the Company completed a private placement of 426,334 units at a price of CAD $0.90 (USD $0.72) per unit for gross proceeds of CAD $383,071 (USD $305,918) and net proceeds of CAD $367,059 (USD $293,131). Each unit consisted of one share of common stock and a warrant to purchase one half of one share of common stock. Each warrant is immediately exercisable at a price of CAD $1.50 and expires two years from the date of issuance. The Company also issued broker warrants to purchase 9,310 shares of common stock at a price of CAD $1.50 per common share, which expire two years from the date of issuance.

On May 4, 2018, the Company completed a private placement of 909,622 units at a price of CAD $0.68 (USD $0.53) per unit for gross proceeds of CAD $618,543 (USD $481,560). The Company paid USD $8,794 in offering costs and received net proceeds of USD $457,608. Each unit consisted of one share of common stock and a warrant to purchase one-half of one share of common stock. Each warrant is exercisable at a price of CAD $1.15 and expires two years from the date of issuance.

On July 27, 2018, the Company completed a private placement of 2,525,526 units at a price of CAD $0.68 (USD $0.52) per unit for gross proceeds of CAD $1,717,358 (USD $1,319,096). The Company paid USD $46,886 in offering costs and received net proceeds of USD $1,272,210. Each unit consisted of one share of common stock and a warrant to purchase one-half of one share of common stock. Each warrant is exercisable at a price of CAD $1.15 and expires two years from the date of issuance.

On August 9, 2018, the Company completed a private placement of 1,907,088 units at a price of CAD $0.68 (USD $0.52) per unit for gross proceeds of CAD $1,296,820 (USD $1,000,000). The Company paid USD $26,487 in offering costs and received net proceeds of USD $973,513. Each unit consisted of one share of common stock and a warrant to purchase one-half of one share of common stock. Each warrant is exercisable at a price of CAD $1.15 and expires two years from the date of issuance.

Sch E-F-19

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

NOTE 8 - SHARE CAPITAL AND OTHER EQUITY INSTRUMENTS, CONTINUED

Incentive Stock Option Plan

The Company maintains an Incentive Stock Option Plan (the “Plan”) that permits the granting of stock options as incentive compensation. Shareholders of the Company approved the Plan on June 30, 2008 and amendments to the Plan on June 20, 2013, and the Board of Directors approved additional changes to the Plan on September 12, 2015.

The purpose of the Plan is to attract, retain and motivate directors, management, staff and consultants by providing them with the opportunity, through stock options, to acquire a proprietary interest in the Company and benefit from its growth.

The Plan provides that the aggregate number of common shares for which stock options may be granted will not exceed 10% of the issued and outstanding common shares at the time stock options are granted. As of December 31, 2018, a total of 25,976,837 common shares were outstanding, and at that date the maximum number of stock options eligible for issue under the Plan was 2,597,684.

On October 6, 2017, the Company granted options under the Plan for the purchase of an aggregate of 825,000 shares of common stock to five individuals consisting of directors and officers of the Company. The options have a five year term, an exercise price of CAD $1.60 (USD $1.28 as of December 31, 2018), and vest equally in thirds commencing initially on the date of grant and thereafter on October 31, 2017, and March 31, 2018.

On February 8, 2018, the Company granted options under the plan for the purchase of an aggregate of 100,000 shares of common stock to a director. The options have an exercise price of CAD $1.00 (US $0.73 as of December 31, 2018) and vest one half on the date of grant and one half on December 31, 2018. One half of the options expire on January 31, 2023 and the remaining options expire on December 31, 2023.

On September 24, 2018, the Company granted options under the plan for the purchase of an aggregate of 983,000 shares of common stock to several officers, directors, and consultants. The options have an exercise price of CAD $2.15 (US $1.58 as of December 31, 2018) and vest equally in three installments on the date of grant, on October 31, 2018, and on March 31, 2019. One third of the options expire on September 24, 2023, one third expire on October 31, 2023, and the remaining one third expire on March 31, 2024.

Stock Options

	Number of Shares	Weighted Average Exercise Price (USD)	Weighted Average Contractual Life (years)	Weighted Average Grant Date Fair Value (USD)	Intrinsic Value (USD)
Outstanding - January 1, 2018	1,846,996	$1.92		$0.42
Granted	1,083,000	$1.50		$0.50
Expired, forfeited, or cancelled	(513,332)	$2.01		$0.24
Exercised	-	-
Outstanding - December 31, 2018	2,416,664	$1.67	3.73	$0.48	$38,705
Exercisable - December 31, 2018	2,088,997	$1.68	3.57	$0.47	$38,705

The Company’s stock based compensation expense related to stock options for the years ended December 31, 2018 and 2017 was $410,088 and $209,435, respectively. As of December 31, 2018, the Company had $432,080 in unamortized stock option expense, which will be amortized over a period of 0.25 years.

Sch E-F-20

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

NOTE 8 - SHARE CAPITAL AND OTHER EQUITY INSTRUMENTS, CONTINUED

Stock Options, continued

The Company utilized the Black-Scholes option pricing model to determine the fair value of these stock options, using the assumptions as outlined below.

	February 8, 2018	September 24, 2018
Stock Price	CAD $0.52	CAD $2.14
Exercise Price	CAD $1.00	CAD $2.15
Number of Options Granted	100,000	983,000
Dividend Yield	0%	0%
Expected Volatility	49%	49%
Weighted Average Risk-Free Interest Rate	1.64%	2.94%
Expected life (in years)	2.50 - 3.00	2.50-3.00

Warrants

	Number of Shares	Weighted Average Exercise Price (USD)	Weighted Average Contractual Life (years)	Intrinsic Value (USD)
Outstanding, January 1, 2018	4,095,563	$2.27
Issued	2,766,107	$0.84
Exercised	(63,269)	$0.98
Outstanding - December 31, 2018	6,798,401	$1.49	2.30	$739,929
Exercisable - December 31, 2018	6,798,401	$1.49	2.30	$739,929

Note 9 - Mining Expenditures

	For the Year Ended December 31,
	2018	2017
Permits	$142,148	$132,183
Maintenance	19,879	8,706
Contract Labor	11,050	8,575
Royalties	4,638	5,260
	$177,715	$154,724

Sch E-F-21

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

NOTE 10 - Related Party Transactions (Including Key Management Compensation)

The Company has transacted with related parties pursuant to service arrangements in the ordinary course of business, as follows:

On April 1, 2017, the Company entered into a consulting agreement with a United States limited liability company owned by a person who was a director. The consulting agreement is to provide assistance with capital raising activities and other financial, advisory, and consulting services for the period April 1, 2017 through June 30, 2017. At June 30, 2017 and the last day of each month thereafter, the agreement may be extended by the Company on a month-to-month basis with seven days’ notice. The agreement has a monthly fee of $15,000. Pursuant to the consulting agreement, if the Company completes a merger with a third party introduced by this director whereby more than 50% of the Company’s then outstanding shares are transferred to that third party, the Company is required to pay a lump sum in an amount of $350,000 to this entity. On January 29, 2018, the Company provided the requisite 90-day notification to terminate the consulting agreement, effective April 30, 2018, upon which date the agreement was terminated. On May 1, 2018, upon termination of the agreement, this director resigned his positions as director and as executive chairman.

Prior to the acquisition of Black Range, Mr. George Glasier, the Company’s CEO, who is also a director, transferred his interest in a former joint venture with Ablation Technologies, LLC to Black Range. In connection with the transfer, Black Range issued 25 million shares of Black Range common stock to Seller and committed to pay AUD $500,000 (USD $352,361 as of December 31, 2018) to Seller within 60 days of the first commercial application of the ablation technology. Western assumed this contingent payment obligation in connection with the acquisition of Black Range. At the date of the acquisition of Black Range, this contingent obligation was determined to be probable. Since the deferred contingent consideration obligation is probable and the amount estimable, the Company recorded the deferred contingent consideration as an assumed liability in the amount of $352,361 and $390,350 as of December 31, 2018 and 2017, respectively.

Note 11 – Income Taxes

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	As of December 31,
Deferred tax assets:	2018	2017
Net operating loss carryovers	$4,114,419	$3,651,732
Marketable securities	15,060	15,471
Accrued expenses	39,871	44,059
Deferred tax assets, gross	4,169,350	3,711,262

Less: valuation allowance	(1,962,122)	(1,512,585)
Deferred tax assets, net	2,207,228	2,198,677

Deferred tax liabilities:
Property and equipment	(4,916,114)	(4,907,564)

Deferred tax assets (liabilities), net	$(2,708,887)	$(2,708,887)

The change in the Company’s valuation allowance is as follows:

	For the Years Ended December 31,
	2018	2017
Beginning of year	$1,512,585	$1,578,784
Increase (decrease) in valuation allowance	449,537	(66,199)
End of year	$1,962,122	$1,512,585

Sch E-F-22

WESTERN URANIUM & VANADIUM CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in $USD)

Note 11 – Income Taxes, CONTINUED

A reconciliation of the provision for income taxes with the amounts computed by applying the statutory Federal income tax rate to income from operations before the provision for income taxes is as follows:

	For the Years Ended December 31,
	2018	2017
U.S. federal statutory rate	(21.0)%	(34.0)%
State and foreign taxes	(3.8)%	(3.2)%
Permanent differences
Non-deductible expenses	5.2%	2.9%
Valuation allowance	22.0%	(3.7)%
Change in federal tax rate	0%	(33.3)%
True-up of prior year deferred tax assets	(2.4)%	(4.1)%
Effective income tax rate	0%	(75.4)%

The Company has net operating loss carryovers of approximately $16,590,041 for federal and state income tax purposes, which begin to expire in 2026. The ultimate realization of the net operating loss is dependent upon future taxable income, if any, of the Company. Based on losses from inception, the Company determined that as of December 31, 2018 it is more likely than not that the Company will not realize benefits from the deferred tax assets. The Company will not record income tax benefits in the financial statements until it is determined that it is more likely than not that the Company will generate sufficient taxable income to realize the deferred income tax assets. As a result of the analysis, the Company determined that a valuation allowance against the deferred tax assets was required of $1,962,122 and $1,512,585 as of December 31, 2018 and 2017, respectively.

Internal Revenue Code (“IRC”) Section 382 imposes limitations on the use of net operating loss carryovers when the stock ownership of one or more 5% stockholders (stockholders owning 5% or more of the Company’s outstanding capital stock) has increased on a cumulative basis over a period of three years by more than 50 percentage points. Management cannot control the ownership changes occurring. Accordingly, there is a risk of an ownership change beyond the control of the Company that could trigger a limitation of the use of the loss carryover. The Company has analyzed the issuances of shares of common stock during the years ended December 31, 2018 and 2017 and does not believe such change of control occurred. If such ownership change under IRC section 382 had occurred, such change would substantially limit the Company’s ability in the future to utilize its net operating loss carryforwards.

Sch E-F-23

WESTERN URANIUM & VANADIUM CORP.

PROXY

FOR USE AT THE

ANNUAL GENERAL and SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON JUNE 21, 2019

The undersigned, being a shareholder of WESTERN URANIUM & VANADIUM CORP. (the "Corporation") hereby appoints, George Glasier, President and Chief Executive Officer of the Corporation, or failing him, Bryan Murphy, Chairman of the Corporation, or instead of either of them, _____________________ as proxyholder for and on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the annual general and special meeting of the shareholders of the Corporation to be held on June 21, 2019 (the “Meeting”) and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof. The undersigned hereby directs the proxyholder to vote the securities of the Corporation recorded in the name of the undersigned as specified herein.

1.	FOR AGAINST ABSTAIN	☐ ☐ ☐	To increase the number of directors of the Company from three (3) to four (4).
2.	FOR WITHHOLD	☐ ☐	To elect George E. Glasier, Bryan Murphy, Andrew Wilder, and Robert Klein as directors, as nominated by management of the Corporation.
Instruction: To withhold your vote from any individual nominee, write the nominee’s name on the following space:

3.	FOR WITHHOLD	☐ ☐	To re-appoint MNP LLP as auditors of the Corporation for the ensuing year and authorize the directors to fix the remuneration of the auditors.
4.	FOR AGAINST ABSTAIN	☐ ☐ ☐

To consider, and if deemed advisable, approve a special resolution authorizing an amendment to the Company’s Articles which would permit the issuance of Class A of common shares in one or more series in the discretion of the Board of Directors, as further described in the Management Information Circular for the Meeting.

If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

To be valid, this proxy must be received by the Corporation’s transfer agent, Capital Transfer Agency Inc., 390 Bay Street, Suite 920, Toronto, ON M5H 2Y2, not later than 10:00 am (Daylight Saving Time), on the last business day preceding the day of the Meeting, being Thursday, June 20, 2019. Late proxies may be accepted or rejected by the Chairman of the meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ____________, 2019.
Signature of Shareholder

Number of Shares Held

(See Reverse)	Name of Shareholder (Please Print)

NOTES:

1.   THIS PROXY IS SOLICTED BY THE BOARD OF DIRECTORS OF THE CORPORATION.

2.   The shares represented by this proxy will be voted. Where a choice is specified, the proxy will be voted as directed. Where no choice is specified, this proxy will be voted in favour of the matters listed on the proxy. The proxy confers discretionary authority on the above named person to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying the proxy or such other matters which may properly come before the Meeting.

3.   Each shareholder has the right to appoint a person other than management designees specified above to represent them at the Meeting. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

4.   Each shareholder must sign this proxy. Please date the proxy. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.

5.   If the proxy is not dated in the space provided, it is deemed to bear the date of its mailing to the shareholders of the Corporation.

6.   If the shareholder appoints any of the persons designated above, including persons other than management designees, as proxy to attend and act at the said Meeting:

(a)   The shares represented by the proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for;

(b)   Where the shareholder specifies a choice in the proxy with respect to any matter to be acted upon, the shares represented by the proxy shall be voted accordingly; and

(c)   IF NO CHOICE IS SPECIFIED WITH RESPECT TO THE MATTERS LISTED ABOVE, THE PROXY WILL BE VOTED FOR SUCH MATTERS.

WESTERN URANIUM & VANADIUM CORP.

(the “Corporation”)

Request for Financial Statements

In accordance with Canadian Securities Administrator’s National Instrument 51-102 – Continuous Disclosure Obligations, registered and beneficial shareholders may elect annually to receive a copy of our annual financial statements and corresponding management discussion and analysis (“MD&A”) or interim financial statements and the corresponding MD&A, or both.

If you wish to receive these documents by mail, please return this completed form to:

Capital Transfer Agency Inc.

390 Bay Street, Suite 920

Toronto, Ontario

M5H 2Y2

Rather than receiving the financial statements by mail, you may choose to view these documents under the Corporation's profile on SEDAR at www.sedar.com, www.sec.gov or www.capitaltransferagency.com

I HEREBY CERTIFY that I am a registered and/or beneficial holder of the Corporation, and as such, request that my name be placed on the Corporation’s Mailing List in respect to its annual and/or interim financial statements and the corresponding MD&A for the current financial year.

Please send me:

☐	Interim Financial Statements with MD&A

☐	Annual Financial Statements with MD&A

PLEASE PRINT

FIRST NAME	LAST NAME

ADDRESS

CITY	PROVINCE/ STATE	POSTAL / ZIP CODE

COUNTRY

SIGNED:
(Signature of Shareholder)

IF THIS IS AN ADDRESS CHANGE, PLEASE CHECK HERE:   ☐

(Please provide previous address below)

WESTERN URANIUM & VANADIUM CORP.

NOTICE AND ACCESS NOTIFICATION TO SHAREHOLDERS

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

JUNE 21, 2019

You are receiving this notification as Western Uranium & Vanadium Corporation (“Western” or the “Corporation”) has decided to use the notice and access model (“Notice and Access”), provided for under recent amendments to National Instrument 54-101, for the delivery of meeting materials to its shareholders. In respect to the Corporation’s annual general and special meeting of shareholders to be held on June 21, 2019 (the “Meeting”), instead of receiving paper copies of the Corporation’s management information circular, audited annual consolidated financial statements, MD&A and Form 10-K annual report for the year ended December 31, 2018 (the “Meeting Materials”), shareholders are receiving this notice with information on how they may access the Meeting Materials electronically. However, together with this notification, shareholders continue to receive a proxy or voting instruction form, as applicable, enabling them to vote at the Meeting. The use of this alternative means of delivering Meeting Materials is more environmentally friendly and will reduce the Corporation’s printing and mailing costs.

MEETING DATE AND LOCATION:

The Meeting will be held at 10:00 a.m. (local time) on Friday, June 21, 2019 at the OTCQX Markets Group headquarters located at 300 Vesey Street 12th Floor, New York, New York, 10282, for the following purposes:

SHAREHOLDERS WILL BE ASKED TO CONSIDER AND/OR VOTE ON THE FOLLOWING MATTERS:

1. Financial Statements: To receive the audited annual consolidated financial statements of the Corporation for the fiscal period ended December 31, 2018 with the report of the auditors therein;

2. Increase of Number of Directors: To approve the increase of the numbers of directors of the Company from three (3) to four (4);

3. Election of Directors: To elect the directors of the Corporation for the ensuing year;

4. Appointment of Auditors: To re-appoint MNP LLP as the auditors of the Corporation for the ensuing year and to authorize the Directors to fix their remuneration;

5. Creation of a New Class of Common Shares: to consider, and if deemed advisable, approve a special resolution authorizing an amendment to the Company’s Articles which would permit the issuance of Class A of common shares in one or more series in the discretion of the Board of Directors, as further described in the management information circular for the Meeting; and

6. Other Business: To consider and, if thought fit, act on other items of business that may be properly brought before the Meeting and any adjournment thereof.

SHAREHOLDERS ARE REMINDED TO VIEW THE MEETING MATERIALS PRIOR TO VOTING.

ACCESSING MEETING MATERIALS ONLINE

Materials can be viewed at www.SEDAR.com or www.SEC.gov or www.capitaltransferagency.com

HOW TO OBTAIN PAPER COPIES OF THE MEETING MATERIALS

Beneficial shareholders may request paper copies of the Meeting Materials be sent to them by postal delivery at no cost. Requests for meeting material may be made up to one year from the date the information circular was filed on SEDAR, by contacting Capital Transfer Agency at toll free 1 (844) 499-4482 (US and Canada), 1(416)350-5007 (local) or by email at info@capitaltransferagency.com. Requests should be received at least 10 business days in advance of the proxy deposit date and time set out in the accompanying proxy in order to receive the meeting material in advance of the meeting.

VOTING

Registered Shareholders are asked to return their proxies using the following methods by the proxy deposit date:

Mail:	Capital Transfer Agency Inc.
390 Bay Street, Suite 920
Toronto, ON M5H 2Y2

Fax:	(416) 350-5008

Email:	info@capitaltransferagency.com

Shareholders with questions about Notice and Access may contact the Capital Transfer Agency by phone at toll free 1(844)499-4482 (US and Canada), 1(416)350-5007 (local) or by email at info@capitaltransferagency.com.

Dated the ● day of May, 2019

BY ORDER OF THE BOARD OF DIRECTORS

“George Glasier”

George Glasier

President, Chief Executive Officer, and Director